                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8194

                            FINANCIAL INVESTORS TRUST
                            -------------------------
               (Exact name of registrant as specified in charter)

                1625 Broadway, Suite 2200, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Traci A. Thelen, Secretary
                            Financial Investors Trust
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
                     (Name and address of agent for service)

       Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                           --------------

                        Date of fiscal year end: April 30
                                                 --------

                   Date of reporting period: October 31, 2003
                                             ----------------

Item 1.  REPORTS TO SHAREHOLDERS

STATEMENT OF INVESTMENTS

U.S. TREASURY MONEY MARKET FUND
OCTOBER 31, 2003 (UNAUDITED)

FACE VALUE                                                          VALUE*
----------                                                          ------
                  U.S. TREASURY OBLIGATIONS 39.57%

                  U.S. Treasury Bill
$   10,000,000    0.95%, 11/28/03                               $    9,993,402

                  U.S. Treasury Notes
     4,000,000    3.63%, 3/31/04                                     4,038,267
     7,000,000    2.88%, 6/30/04                                     7,079,301
     1,000,000    2.25%, 7/31/04                                     1,008,634
                                                                --------------

TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $22,119,604)                                                22,119,604
                                                                --------------

     REPURCHASE AGREEMENTS COLLATERALIZED
     BY U.S. GOVERNMENT OBLIGATIONS 60.36%                                                  COLLATERAL VALUE
------------------------------------------------------------------------------------------------------------
     Agreement with ABN AMRO Bank and Bank of New
     York (Tri-party), 1.01%, dated 10/31/03 and maturing
     11/3/03, collateralized by Government National
     Mortgage Association Pools# 2535, 2701, 6.50-7.00%
     due 1/20/28-1/20/29 with a repurchase amount of
     $12,000,337                                                               12,000,000   $     12,240,000

     Agreement with Credit Suisse First Boston and
     J.P. Morgan Chase & Co. (Tri-party), 0.97%, dated
     10/31/03 and maturing 11/3/03, collateralized by
     U.S. Treasury Notes, 1.50-2.88% due 6/30/04-7/31/05
     with a repurchase amount of $2,238,060                                     2,238,000          2,283,631

     Agreement with Deutsche Bank and Bank of New
     York (Tri-party), 1.03%, dated 10/31/03 and maturing
     11/3/03, collateralized by U.S. Treasury Note, 7.25%
     due 8/15/04 with a repurchase amount of $12,000,343                       12,000,000         12,240,159

     Agreement with Lehman Brothers, Inc. and J.P. Morgan
     Chase & Co. (Tri-party), 0.99%, dated 10/31/03 and
     maturing 11/3/03, collateralized by U.S. Treasury Notes,
     5.25-6.00% due 2/15/26-2/15/31 with a repurchase
     amount of $2,500,069                                                       2,500,000          2,551,748

     Agreement with Merrill Lynch & Co., Inc. and J.P. Morgan
     Chase & Co. (Tri-party), 1.00%, dated 10/31/03 and
     maturing 11/3/03, collateralized by U.S. Treasury Strips,
     due 2/15/10-8/15/13 and U.S. Treasury Strip Principals,
     4.37-6.00% due 5/15/09-8/15/12 with a repurchase
     amount of $2,500,069                                                       2,500,000          2,553,767

     REPURCHASE AGREEMENTS COLLATERALIZED
     BY U.S. GOVERNMENT OBLIGATIONS (CONTINUED)                               VALUE*        COLLATERAL VALUE
------------------------------------------------------------------------------------------------------------
     Agreement with UBS Warburg, LLC and J.P. Morgan
     Chase & Co. (Tri-party), 0.95%, dated 10/31/03
     and maturing 11/3/03, collateralized by
     U.S. Treasury Bill, due 4/8/04 with a repurchase
     amount of $2,500,066                                                $      2,500,000   $      2,553,534
                                                                         -----------------------------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $33,738,000)                                                           33,738,000         34,422,839
                                                                         -----------------------------------

TOTAL INVESTMENTS
  (Cost $55,857,604)                                            99.93%   $     55,857,604

Other Assets in Excess of Liabilities                            0.07%             38,472
                                                        ---------------------------------
NET ASSETS                                                     100.00%   $     55,896,076
                                                        =================================

* See Note 1 to financial statements.

INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $55,857,604

As of April 30, 2003, the U.S. Treasury Money Market Fund had a capital loss carryover of $11,852 available to offset capital gains to the extent provided in regulations, which will expire on April 30, 2004.

STATEMENT OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND
OCTOBER 31, 2003 (UNAUDITED)

FACE VALUE                                                          VALUE*
--------------                                                  --------------
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS 54.20%

                  U.S. Treasury Notes
$    5,000,000    3.25%, 5/31/04                                $    5,061,106
    15,000,000    2.88%, 6/30/04                                    15,174,602
     5,000,000    2.25%, 7/31/04                                     5,043,172

                  Federal Home Loan Bank

    10,000,000    1.05%, 11/5/03 DN                                  9,999,415
     7,170,000    2.50%, 11/14/03                                    7,171,383
    30,000,000    1.07%, 1/21/04 DN                                 29,929,533
     1,400,000    1.07%, 3/12/04 DN                                  1,394,586

                  Federal Home Loan Mortgage Corp.
     8,000,000    1.08%, 12/5/03 DN                                  7,992,307
     5,000,000    1.26%, 12/29/03 DN                                 4,990,131
     4,000,000    1.25%, 2/26/04 DN                                  3,983,948
    10,000,000    5.00%, 5/15/04                                    10,198,255

                  Federal National Mortgage Association
     9,950,000    1.03%, 11/17/03 DN                                 9,946,010
    25,000,000    1.08%, 12/10/03**                                 25,000,000
     5,000,000    1.09%, 12/16/03 DN                                 4,993,472
    10,000,000    1.28%, 12/23/03 DN                                 9,982,100
    11,939,000    1.11%,  3/17/04 DN                                11,889,289
     5,000,000    1.08%,  6/25/04 DN                                 4,964,670
     5,000,000    1.12%,  6/25/04 DN                                 4,963,375
                                                                --------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $172,677,354)                                              172,677,354
                                                                --------------

                                                                             VALUE*         COLLATERAL VALUE
                                                                         ----------------   ----------------
     REPURCHASE AGREEMENTS COLLATERALIZED
     BY U.S. GOVERNMENT OBLIGATIONS 45.72%
------------------------------------------------------------------------------------------------------------
     Agreement with Bear Stearns Companies, Inc.,
     1.05%, dated 10/31/03 and maturing 11/3/03,
     collateralized by Federal National Mortgage
     Association DN, due 1/7/04 with a repurchase
     amount of $75,002,188                                               $     75,000,000   $     76,540,000

     Agreement with Credit Suisse First Boston and
     J.P. Morgan Chase & Co. (Tri-party), 1.00%,
     dated 10/31/03 and maturing 11/3/03,
     collateralized by Federal Home Loan Mortgage
     Corp. Note, 4.65%, due 10/10/13, and Federal
     National Mortgage Association Note, 4.10% due
     8/27/08 with a repurchase amount of $70,691,964                           70,690,000         72,106,076
                                                                         -----------------------------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $145,690,000)                                                         145,690,000        148,646,076
                                                                         -----------------------------------

TOTAL INVESTMENTS                                               99.92%   $    318,367,354
  (Cost $318,367,354)
Other Assets in Excess of Liabilities                            0.08%            262,076
                                                        ---------------------------------
NET ASSETS                                                     100.00%   $    318,629,430
                                                        =================================

* See Note 1 to financial statements.

** Floating rate security - rate disclosed as of October 31, 2003. Maturity date represents the next interest rate reset date.

DN - Discount Note

INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $318,367,354

As of April 30, 2003, the U.S. Government Money Market Fund had capital loss carryovers of $88,591, $2,673, and $1,193 available to offset capital gains to the extent provided in regulations, which will expire on April 30, 2004, 2006, and 2008, respectively.

STATEMENT OF INVESTMENTS

PRIME MONEY MARKET FUND
OCTOBER 31, 2003 (UNAUDITED)

FACE VALUE                                                                                VALUE*
--------------                                                                        --------------
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS 7.15%

                  Federal Home Loan Mortgage Corp., Discount Notes
$    3,000,000      0.92%, 12/19/03 DN                                                $    2,996,461

                  Federal Home Loan Mortgage Corp.
     3,000,000      5.00%, 5/15/04                                                         3,059,476

                  Federal National Mortgage Association
     2,000,000      1.08%, 5/28/04 DN                                                      1,987,549
     3,000,000      1.10%, 6/25/04 DN                                                      2,978,416
                                                                                      --------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $11,021,902)                                                                      11,021,902
                                                                                      --------------

DUE DATE                         DISCOUNT RATE OR COUPON RATE      PRINCIPAL AMOUNT
--------                         ----------------------------      ----------------
                                 BANK NOTES 4.54%

Comerica Bank
11/7/03                          1.12%**                           $      4,000,000        4,000,013
Wells Fargo Bank
11/24/03                         1.06%**                                  3,000,000        2,999,991
                                                                                      --------------

TOTAL BANK NOTES
  (Cost $7,000,004)                                                                        7,000,004
                                                                                      --------------

                                 CERTIFICATES OF DEPOSIT 34.39%

Abbey National Bank, LLC
11/3/03                          1.07%**                                  5,000,000        4,999,852

Bank of New York
11/17/03                         1.05%**                                  3,000,000        2,999,648

Branch Banking & Trust Corp.
11/10/03                         1.07%**                                  5,000,000        4,999,796

Canadian Imperial Bank
11/28/03                         1.07%**                                  5,000,000        5,000,000

Den Danske Corp.
9/7/04                           1.40%                                    5,000,000        4,999,439

First Tennessee Bank
12/5/03                          1.07%                                    5,000,000        4,999,996

DUE DATE                         DISCOUNT RATE OR COUPON RATE      PRINCIPAL AMOUNT      VALUE*
--------                         ----------------------------      ----------------      ------
                                 CERTIFICATES OF DEPOSIT (CONTINUED)
HBOS Treasury Services, PLC
11/6/03                          1.30%                             $      2,000,000   $    2,000,000
1/23/04                          1.12%                                    3,000,000        3,000,000

Royal Bank of Canada
12/15/03                         1.03%**                                  5,000,000        4,999,633

Societe Generale
12/10/03                         1.04%**                                  3,000,000        2,999,894

Southtrust Bank National Association
11/3/03                          1.03%                                    4,000,000        4,000,000
1/12/04                          1.11%**                                  3,000,000        3,000,072

Svenska Handelsbanken
11/13/03                         1.04%**                                  5,000,000        4,998,469
                                                                                      --------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $52,996,799)                                                                      52,996,799
                                                                                      --------------

                                 COMMERCIAL PAPER 39.78%

Alliance & Leicester, PLC
12/5/03                          1.09%                                    5,000,000        4,995,169

Atlantis One Funding
4/15/04                          1.14%                                    4,145,000        4,123,461

Cancara Asset Securitization
11/20/03                         1.07%                                    4,000,000        3,997,976

Charta, LLC
11/5/03                          1.06%                                    5,000,000        4,999,705

Ei du Pont de Nemours & Co.
12/12/03                         1.05%                                    4,000,000        3,995,439

Edison Asset Securitization, LLC
2/10/04                          1.11%                                    5,000,000        4,984,711

Eiffel Funding, LLC
1/8/04                           1.10%                                    5,000,000        4,989,908

Gemini Securitization Corp.
12/5/03                          1.06%                                    5,650,000        5,644,672

DUE DATE                                DISCOUNT RATE OR COUPON RATE     PRINCIPAL AMOUNT        VALUE*
--------                                ----------------------------     ----------------        ------
                                        COMMERCIAL PAPER (CONTINUED)

Giro Balanced Funding Corp.
1/15/04                                 1.10%                            $      5,000,000    $     4,988,841

Grampian Funding, Ltd., LLC
1/5/04                                  1.09%                                   5,000,000          4,990,453

Liberty Street Funding Corp.
12/22/03                                1.06%                                   5,000,000          4,992,783

Nieuw Amsterdam
11/20/03                                1.06%                                   5,000,000          4,997,496

Polonius, Inc.
11/17/03                                1.07%                                   3,600,000          3,598,501
                                                                                             ---------------
TOTAL COMMERCIAL PAPER
  (Cost $61,299,115)                                                                              61,299,115
                                                                                             ---------------

                                        CORPORATE NOTES 9.74%

Caterpillar Financial Services Corp.
11/5/03                                 1.30%**                                 5,000,000          5,003,656

Citigroup, Inc.
11/10/03                                1.35%**                                 5,000,000          5,004,990

J.P. Morgan Chase & Co.
11/5/03                                 1.26%**                                 5,000,000          5,001,995
                                                                                             ---------------
TOTAL CORPORATE NOTES
  (Cost $15,010,641)                                                                              15,010,641
                                                                                             ---------------

          REPURCHASE AGREEMENTS COLLATERALIZED
          BY U.S. GOVERNMENT OBLIGATIONS     4.38%                            VALUE*        COLLATERAL VALUE
----------------------------------------------------------------------------------------------------------------
     Agreement with Credit Suisse First Boston and
     J.P. Morgan Chase & Co. (Tri-party), 1.00%, dated
     10/31/03 and maturing 11/3/03, collateralized by
     Federal Home Loan Mortgage Corp. Note, 4.65% due
     10/10/13 with a repurchase amount of $6,749,187                     $      6,749,000   $      6,886,277
                                                                         -----------------------------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $6,749,000)                                                             6,749,000
                                                                         ----------------

TOTAL INVESTMENTS
  (Cost $154,077,461)                                           99.98%   $    154,077,461

Other Assets in Excess of Liabilities                            0.02%             30,815
                                                        ---------------------------------

NET ASSETS                                                     100.00%   $    154,108,276
                                                        =================================

* See note 1 to financial statements.

** Floating rate security - rate disclosed as of October 31, 2003. Maturity date represents the next interest rate reset date.

DN - Discount Note

INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $154,077,461

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2003 (UNAUDITED)

                                                       U.S. TREASURY     U.S. GOVERNMENT             PRIME
                                                       MONEY MARKET        MONEY MARKET           MONEY MARKET
                                                           FUND                FUND                   FUND
                                                     -----------------------------------------------------------
ASSETS
Investments, at amortized cost (which
  approximates market value) (1) -
  see accompanying statement of investments          $     55,857,604    $    318,367,354       $    154,077,461
Interest receivable                                            91,018             616,395                184,684
Prepaid and other assets                                        1,197               1,854                    407
                                                     -----------------------------------------------------------
      Total Assets                                         55,949,819         318,985,603            154,262,552
                                                     -----------------------------------------------------------
LIABILITIES
Dividends payable                                              34,858             289,754                106,354
Accrued investment advisory fee                                 3,336              23,607                  9,699
Accrued administration fee                                      9,378              32,710                 13,952
Accrued board of trustees fee                                     943               3,944                  1,462
Accrued SEC registration fee                                        -               1,954                      -
Accrued distribution fee                                            -                 414                 18,646
Other payables                                                  5,228               3,790                  4,163
                                                     -----------------------------------------------------------
      Total Liabilities                                        53,743             356,173                154,276
                                                     -----------------------------------------------------------

NET ASSETS                                           $     55,896,076    $    318,629,430       $    154,108,276
                                                     ===========================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                      $     55,916,938    $    318,716,816       $    154,056,641
(Over)/Undistributed net investment income                     (9,010)                779                    232
Accumulated net realized gain/(loss)                          (11,852)            (88,165)                51,403
                                                     -----------------------------------------------------------
NET ASSETS                                           $     55,896,076    $    318,629,430(2)    $    154,108,276(2)
                                                     ===========================================================
Shares of beneficial interest outstanding
  (no par value, unlimited shares
  authorized)                                              55,922,807         318,565,527(2)         154,056,641(2)
                                                     -----------------------------------------------------------
Net asset value and redemption value per share       $           1.00    $           1.00       $           1.00
                                                     -----------------------------------------------------------

(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds in the amounts of $33,738,000, $145,690,000, and $6,749,000, respectively.

(2) U.S. Government Money Market Fund

                                                        NET ASSETS      SHARES OUTSTANDING
                                                     ----------------   ------------------
      Class I                                        $    317,235,822       317,171,941
      Class II                                       $      1,393,608         1,393,586

    Prime Money Market Fund

                                                        NET ASSETS      SHARES OUTSTANDING
                                                     ----------------   ------------------
      Class I                                        $    101,713,606       101,670,995
      Class II                                       $     52,394,670        52,385,646

See notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2003 (UNAUDITED)

                                                       U.S. TREASURY     U.S. GOVERNMENT             PRIME
                                                       MONEY MARKET        MONEY MARKET           MONEY MARKET
                                                           FUND               FUND                    FUND
                                                     -----------------------------------------------------------
INVESTMENT INCOME                                    $        381,274    $      2,762,347       $        947,263
                                                     -----------------------------------------------------------
EXPENSES
Investment advisory fee (Note 2)                               29,169             215,888                 73,918
Administration services (Note 2)                              305,754             376,609                182,950
Legal                                                             895               2,211                  1,933
Reports to Shareholders                                           608               1,206                    558
Insurance                                                       2,637              11,503                  3,556
State Registration                                              2,046                   -                      -
 Class I                                                            -               1,666                    365
 Class II                                                           -                   8                    178
Distribution - Class II                                             -               2,721                106,611
Board of Trustees                                               2,089              12,204                  3,778
Miscellaneous                                                     170               2,741                    924
                                                     -----------------------------------------------------------
      Total Expenses before fee waiver                        343,368             626,757                374,771
Expenses waived by administrator                             (228,820)            (86,098)               (84,263)
Expenses waived by investment adviser                          (8,316)            (65,310)               (22,412)
                                                     -----------------------------------------------------------
      Net Expenses                                            106,232             475,349                268,096
                                                     -----------------------------------------------------------
NET INVESTMENT INCOME                                         275,042           2,286,998                679,167
                                                     -----------------------------------------------------------
Net realized gain on investments                                    -               4,291                  1,532
                                                     -----------------------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                                      $        275,042    $      2,291,289       $        680,699
                                                     ===========================================================

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 U.S. TREASURY
                                                                  MONEY MARKET
                                                                     FUND
                                                    -------------------------------------
                                                         FOR THE             FOR THE
                                                     SIX MONTHS ENDED      YEAR ENDED
                                                    OCTOBER 31, 2003**    APRIL 30, 2003
                                                    -------------------------------------
OPERATIONS
Net investment income                                $        275,042    $      1,075,616
Net realized gain on investments                                    -                   -
                                                     ------------------------------------
Net increase in net assets resulting
  from operations                                             275,042           1,075,616
                                                     ------------------------------------
DISTRIBUTIONS
Dividends to shareholders from net
  investment income                                          (274,874)         (1,075,616)
                                                     ------------------------------------
BENEFICIAL INTEREST
  TRANSACTIONS (1)
Shares sold                                                87,138,712         311,027,805
Dividends reinvested                                          283,506           1,072,820
Shares redeemed                                          (112,461,272)       (319,560,904)
                                                     ------------------------------------
Net decrease in net assets
  from beneficial interest transactions                   (25,039,054)         (7,460,279)
                                                     ------------------------------------

Net decrease in net assets                                (25,038,886)         (7,460,279)

NET ASSETS:
Beginning of period                                        80,934,962          88,395,241
                                                     ------------------------------------
End of period*                                       $     55,896,076    $     80,934,962
                                                     ====================================

* Includes overdistributed net
  investment income of:                              $         (9,010)   $         (9,178)

** Unaudited

(1) At net asset value of $1.00 per share.

See notes to financial statements.

                                                    U.S. GOVERNMENT                           PRIME
                                                      MONEY MARKET                         MONEY MARKET
                                                         FUND                                  FUND
                                         -------------------------------------------------------------------------
                                              FOR THE           FOR THE             FOR THE           FOR THE
                                          SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                         OCTOBER 31, 2003**  APRIL 30, 2003    OCTOBER 31, 2003**  APRIL 30, 2003
                                         -------------------------------------------------------------------------
OPERATIONS
Net investment income                     $     2,286,998    $     6,157,694    $       679,167    $     2,408,163
Net realized gain on investments          $         4,291                  -              1,532             39,921
                                          ------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                               2,291,289          6,157,694            680,699          2,448,084
                                          ------------------------------------------------------------------------
DISTRIBUTIONS
Dividends to shareholders from net
  investment income
  Class I                                      (2,278,390)        (6,153,506)          (526,010)        (1,979,015)
  Class II                                         (7,844)            (4,188)          (152,925)          (429,148)
                                          ------------------------------------------------------------------------
Net decrease in net assets from
  distributions                                (2,286,234)        (6,157,694)          (678,935)        (2,408,163)
                                          ------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (1)
  Class I
    Shares sold                               794,522,923      1,050,300,725        251,586,190        588,986,769
    Dividends reinvested                        2,176,943          5,892,046            204,715            928,401
    Shares redeemed                          (886,616,004)    (1,115,527,969)      (248,157,909)      (630,139,577)
  Class II
    Shares sold                                   368,147          3,241,911         46,990,336        114,464,985
    Dividends reinvested                            8,357              2,620              6,697              7,646
    Shares redeemed                            (1,146,834)        (1,080,615)       (46,352,869)       (65,321,686)
                                          ------------------------------------------------------------------------
Net increase/(decrease) in net assets
  from beneficial interest transactions       (90,686,468)       (57,171,282)         4,277,160          8,926,538
                                          ------------------------------------------------------------------------
Net increase/(decrease) in net assets         (90,681,413)       (57,171,282)         4,278,924          8,966,459

NET ASSETS:
Beginning of period                           409,310,843        466,482,125        149,829,352        140,862,893
                                          ------------------------------------------------------------------------
End of period*                            $   318,629,430    $   409,310,843    $   154,108,276    $   149,829,352
                                          ========================================================================

* Includes undistributed net
  investment income of:                   $           779    $            15    $           232    $             -

** Unaudited

(1) At net asset value of $1.00 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

U.S. TREASURY MONEY MARKET FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                         FOR THE SIX
                                         MONTHS ENDED                             FOR THE YEAR ENDED
                                          OCTOBER 31,                                  APRIL 30,
                                            2003**          2003           2002           2001           2000           1999
                                         --------------------------------------------------------------------------------------
Net asset value, beginning of period      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                          -------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           0.00^          0.01           0.03           0.06           0.05           0.05
                                          -------------------------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.00)^        (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
                                          -------------------------------------------------------------------------------------
Net asset value, end of period            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                          =====================================================================================
TOTAL RETURN+                                   0.43%#         1.26%          2.53%          5.92%          5.01%          4.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)           $   55,896     $   80,935     $   88,395     $   74,590     $   78,943     $   90,862

Ratio of expenses to average net assets         0.33%*         0.33%          0.33%          0.33%          0.33%          0.33%
Ratio of net investment income to
  average net assets                            0.85%*         1.25%          2.51%          5.82%          4.85%          4.83%
Ratio of expenses to average net assets
  without fee waivers                           1.07%*         0.76%          0.69%          0.80%          0.72%          0.57%
Ratio of net investment income to
  average net assets without fee waivers        0.12%*         0.81%          2.15%          5.34%          4.46%          4.59%

* Annualized

** Unaudited

+ Total return would have been lower had various fees not been waived during the period.

# Total returns for periods of less than one year are not annualized.

^ Less than $.005 per share.

See notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND - CLASS I
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                         FOR THE SIX
                                         MONTHS ENDED                             FOR THE YEAR ENDED
                                          OCTOBER 31,                                  APRIL 30,
                                            2003**          2003           2002           2001           2000           1999
                                         --------------------------------------------------------------------------------------
Net asset value, beginning of period      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                          -------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           0.00^          0.01           0.03           0.06           0.05           0.05
                                          -------------------------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.00)^        (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
                                          -------------------------------------------------------------------------------------
Net asset value, end of period            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                          =====================================================================================
TOTAL RETURN+                                   0.49%#         1.43%          2.87%          6.14%          5.27%          5.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)           $  317,236     $  407,147     $  466,482     $  343,856     $  223,152     $  352,333

Ratio of expenses to average net assets         0.20%*         0.20%          0.20%          0.20%          0.20%          0.20%
Ratio of net investment income to
  average net assets                            0.97%*         1.42%          2.78%          5.96%          5.12%          5.01%
Ratio of expenses to average net assets
  without fee waivers                           0.26%*         0.21%          0.21%          0.21%          0.22%          0.24%
Ratio of net investment income to
  average net assets without fee waivers        0.91%*         1.41%          2.77%          5.95%          5.10%          4.96%

* Annualized

** Unaudited

+ Total return would have been lower had various fees not been waived during the period.

# Total returns for periods of less than one year are not annualized.

^ Less than $.005 per share.

See notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND - CLASS II
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                       FOR THE SIX
                                                                       MONTHS ENDED       FOR THE PERIOD ENDED
                                                                    OCTOBER 31, 2003**      APRIL 30, 2003(1)
                                                                    -------------------------------------------
Net asset value, beginning of period                                   $     1.00              $     1.00
                                                                    -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                        0.00^                   0.01
                                                                    -------------------------------------------
DISTRIBUTIONS
From net investment income                                                  (0.00)^                 (0.01)
                                                                    -------------------------------------------
Net asset value, end of period                                         $     1.00              $     1.00
                                                                    ===========================================
TOTAL RETURN+                                                                0.37%#                  1.03%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                        $    1,394              $    2,164

Ratio of expenses to average net assets                                      0.45%*                  0.45%*
Ratio of net investment income to
 average net assets                                                          0.72%*                  0.92%*
Ratio of expenses to average net assets
 without fee waivers                                                         0.51%*                  0.46%*
Ratio of net investment income to
 average net assets without fee waivers                                      0.66%*                  0.91%*

* Annualized

** Unaudited

+ Total return would have been lower had various fees not been waived during the period.

# Total returns for periods of less than one year are not annualized.

^ Less than $.005 per share.

(1) Class II commenced operations on June 18, 2002.

See notes to financial statements.

PRIME MONEY MARKET FUND - CLASS I
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                              FOR THE
                                         SIX MONTHS ENDED                     FOR THE YEAR                        FOR THE PERIOD
                                            OCTOBER 31,                      ENDED APRIL 30,                     DECEMBER10, 1998
                                              2003**         2003         2002           2001         2000     TO APRIL 30, 1999(1)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      1.00     $      1.00   $      1.00    $      1.00   $     1.00     $      1.00
                                         -------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           0.00^           0.01          0.03           0.06         0.05            0.02
                                         -------------------------------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.00)^         (0.01)        (0.03)         (0.06)       (0.05)          (0.02)
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      1.00     $      1.00   $      1.00    $      1.00   $     1.00     $      1.00
                                         ===========================================================================================
TOTAL RETURN+                                   0.50%#          1.42%         2.88%          6.23%        5.43%           4.82%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)          $   101,714     $    98,079   $   138,272    $   120,383   $  140,005     $   167,257

Ratio of expenses to average net assets         0.20%*          0.20%         0.20%          0.20%        0.20%           0.20%*
Ratio of net investment income to
 average net assets                             0.97%*          1.46%         2.74%          6.06%        5.37%           4.71%*
Ratio of expenses to average net assets
 without fee waivers                            0.33%*          0.26%         0.28%          0.33%        0.28%           0.66%*
Ratio of net investment income to
 average net assets without fee waivers         0.84%*          1.41%         2.66%          5.93%        5.28%           4.25%*

* Annualized

** Unaudited

+ Total return would have been lower had various fees not been waived during the period.

# Total returns for periods of less than one year are not annualized.

^ Less than $.005 per share.

(1) Class I commenced operations on December 10, 1998.

See notes to financial statements.

PRIME MONEY MARKET FUND - CLASS II
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                              FOR THE
                                         SIX MONTHS ENDED                    FOR THE YEAR                         FOR THE PERIOD
                                            OCTOBER 31,                     ENDED APRIL 30,                      DECEMBER 23, 1998
                                              2003**         2003         2002           2001         2000      TO APRIL 30, 1999(1)
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning of period     $      1.00     $      1.00   $      1.00    $      1.00   $      1.00     $      1.00
                                         -------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           0.00^           0.01          0.03           0.06          0.05            0.02
                                         -------------------------------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.00)^         (0.01)        (0.03)         (0.06)        (0.05)          (0.02)
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period           $      1.00     $      1.00   $      1.00    $      1.00   $      1.00     $      1.00
                                         ===========================================================================================
TOTAL RETURN+                                   0.29%#          1.02%         2.62%          5.97%         5.17%           4.55%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)          $    52,395     $    51,750   $     2,591    $        39   $        32     $         2

Ratio of expenses to average net assets         0.60%*          0.60%         0.51%          0.45%         0.45%           0.45%*
Ratio of net investment income to
 average net assets                             0.57%*          0.96%         2.17%          5.88%         5.11%           4.53%*
Ratio of expenses to average net assets
 without fee waivers                            0.73%*          0.66%         0.60%          0.58%         0.57%           1.24%*
Ratio of net investment income to
 average net assets without fee waivers         0.44%*          0.91%         2.08%          5.75%         4.99%           3.74%*

* Annualized

** Unaudited

+ Total return would have been lower had various fees not been waived during the period.

# Total returns for periods of less than one year are not annualized.

^ Less than $.005 per share.

(1) Class I commenced operations on December 10, 1998.

See notes to financial statements.

NOTES

1. SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and the Prime Money Market Fund (the "Funds"). The financial statements of the remaining portfolios of the Trust are presented separately.
     The U.S. Government Money Market Fund and the Prime Money Market Fund offer two classes of shares (Class I and Class II). Class I and Class II are identical in all respects with the exception that Class II shares charge a distribution fee and have a lower investment minimum. Each Class of shares has equal rights as to earnings, assets and voting privileges except that Class II has exclusive voting rights with respect to its Distribution Plan. Income, expenses (other than expenses incurred under the Class II Distribution Plan and other class specific expenses) and realized gains or losses on investments are allocated to each Class based upon their relative net assets.
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT VALUATION: The Funds value their securities on the basis of amortized cost which approximates market value.

     REPURCHASE AGREEMENTS: In some cases, the Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements, unless it is a tri-party repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default by or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provisions are required.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

     OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividends from net investment income are declared daily and paid monthly. Distributions of accumulated net realized gains, if any, are declared at least once a year. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

          At a special meeting on June 10, 2003, shareholders of each of the Money Market Funds approved an Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"). Pursuant to these advisory agreements, SSgA FM is entitled to an advisory fee at the annual rate of .105% of each Money Market Fund's average net assets. SSgA FM has voluntarily agreed to waive .035% of their advisory fee until assets for each Fund reach $1 billion.

Prior to June 10, 2003, SSgA FM assumed the interim investment advisory responsibility for the Financial Investors Trust Money Market Funds. Pursuant to the interim advisory agreement, SSgA FM was entitled to the following advisory fee schedule:

                                        U.S. TREASURY               U.S. GOVERNMENT                      PRIME
AVERAGE NET ASSETS                    MONEY MARKET FUND            MONEY MARKET FUND               MONEY MARKET FUND
------------------                    -----------------            -----------------               -----------------
First $500 million                           0.05%                       0.04%                           0.04%
Next $500 million                           0.075%                       0.06%                           0.06%
Next $500 million                            0.10%                       0.08%                           0.08%
In excess of $1.5 billion                    0.15%                       0.08%                           0.08%

Any information contained in this report prior to January 13, 2003, reflects the operations of the funds while GE Asset Management, Inc ("GEAM") was the adviser. GEAM had the following fee schedule:

                                        U.S. TREASURY               U.S. GOVERNMENT                      PRIME
AVERAGE NET ASSETS                    MONEY MARKET FUND            MONEY MARKET FUND               MONEY MARKET FUND
------------------                    -----------------            -----------------               -----------------
First $500 million                           0.05%                       0.04%                           0.04%
Next $500 million                           0.075%                       0.06%                           0.06%
Next $500 million                            0.10%                       0.08%                           0.08%
In excess of $1.5 billion                    0.15%                       0.08%                           0.08%

          ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Funds' administrator. ALPS is entitled to receive a fee from each Fund for its administrative services, computed daily and payable monthly, based on the following fee schedule:

                                        U.S. TREASURY               U.S. GOVERNMENT                      PRIME
AVERAGE NET ASSETS                    MONEY MARKET FUND*            MONEY MARKET FUND*             MONEY MARKET FUND*
------------------                    ------------------           -------------------             ------------------
First $500 million                          0.26%                        0.16%                           0.16%
Next $500 million                           0.24%                        0.14%                           0.14%
In excess of $1 billion                     0.22%                        0.12%                           0.12%

*Subject to a minimum monthly fee of $50,000, $30,000 and $30,000 for the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Prime Money Market Fund, respectively.

          ALPS has contractually agreed to waive a portion of its administration fees until at least April 30, 2004, to the extent necessary for U.S. Treasury to maintain a total expense ratio of no more than .33% of its average net assets, U.S. Government Class I to maintain a total expense ratio of no more than .20% of its average net assets, U.S. Government Class II to maintain a total expense ratio of no more than .45% of its average net assets, Prime Class I to maintain a total expense ratio of no more than .20% of its average net assets, and Prime Class II to maintain a total expense ratio of no more than .60% of its average net assets, respectively. After that date, the fee waivers by ALPS are voluntary and may be terminated at any time.

          Administration services include: fund accounting, daily pricing, custody, registration, shareholder servicing, transfer agency, fund ratings and audit.

          The Trustees have adopted a Distribution Plan on behalf of Class II of the U.S. Government Money Market Fund and the Prime Money Market Fund ("Class II") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payment of a fee to the Distributor, ALPS Distributors, Inc. at the annual rate of .25% of the average net assets of Class II of the U.S. Government Money Market Fund and .40% of the average net assets of Class II of the Prime Money Market Fund.

          Shareholders holding more than 10% of the Funds' outstanding shares as of October 31, 2003, constituted 10.35% of the U.S. Treasury Money Market Fund, 13.61% of the U.S. Government Money Market Fund and 28.55% of the Prime Money Market Fund.

A special meeting of the shareholders of each Money Market Fund was held on June 10, 2003, for the purpose of voting on a proposal to approve SSgA FM as the new investment adviser. The results of the vote are described in the following table:

                                          SHARES VOTED                  SHARES VOTED                 SHARES ABSTAINED
                                          FOR PROPOSAL                AGAINST PROPOSAL                 FROM VOTING
                                       --------------------------------------------------------------------------------
U.S. Treasury                             42,440,925.186                      0                        501,702.270
U.S. Government                          269,042,764.944                      0                                  0
Prime                                    109,542,918.686                      0                           5,973.28

3. TRUSTEES

          As of October 31, 2003, the Funds are three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

INTERESTED TRUSTEES

                                              TERM OF OFFICE,
                                              LENGTH OF
                                              TIME SERVED AND         PRINCIPAL OCCUPATION DURING THE PAST 5
                          POSITION(S) HELD    NUMBER OF               YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE       WITH FUNDS          PORTFOLIOS OVERSEEN     TRUSTEE
---------------------------------------------------------------------------------------------------------------
W. Robert Alexander       Trustee and         W. Robert Alexander     Mr. Alexander is the Chief Executive
(76)                      Chairman            was elected by the      Officer of ALPS Mutual Funds Services,
                                              initial shareholder     Inc., and ALPS Distributors, Inc., which
1625 Broadway                                 in December 1993 and    provide administration and distribution
Suite 2200                                    oversees 7 portfolios   services, respectively, for proprietary
Denver, CO 80202                              in fund complex.        mutual fund complexes. Mr. Alexander was
                                                                      Vice Chairman of First Interstate Bank of
                                                                      Denver, responsible for Trust, Private
                                                                      Banking, Retail Banking, Cash Management
                                                                      Services and Marketing. Mr. Alexander is
                                                                      currently a member of the Board of
                                                                      Trustees of the Hunter and Hughes Trusts.
                                                                      Because of his affiliation with ALPS
                                                                      Mutual Funds Services and ALPS
                                                                      Distributors, Mr. Alexander is considered
                                                                      an "interested" Trustee of the Trust.

INDEPENDENT TRUSTEES

Mary K. Anstine (63)      Trustee             Mary K. Anstine was     President/Chief Executive Officer,
                                              elected at a special    HealthONE Alliance, Denver, Colorado;
1625 Broadway                                 meeting of              Former Executive Vice President, First
Suite 2200                                    shareholders held on    Interstate Bank of Denver. Ms. Anstine is
Denver, CO 80202                              March 21, 1997 and      currently a Director of the Trust of
                                              oversees 7 portfolios   Colorado, Trustee of the Denver Area
                                              in fund complex.        Council of the Boy Scouts of America, a
                                                                      Director of the Junior Achievement Board
                                                                      and the Colorado Uplift Board, and a
                                                                      member of the Advisory Boards for the
                                                                      Girl Scouts Mile Hi Council and the
                                                                      Hospice of Metro Denver. Formerly, Ms.
                                                                      Anstine served as a Director of ALPS
                                                                      Distributors, Inc., from October 1995 to
                                                                      December 1996; Director of HealthONE; a
                                                                      member of the American Bankers
                                                                      Association Trust Executive Committee;
                                                                      and Director of the Center for Dispute
                                                                      Resolution.

INDEPENDENT TRUSTEES

                                              TERM OF OFFICE,
                                              LENGTH OF
                                              TIME SERVED AND         PRINCIPAL OCCUPATION DURING THE PAST 5
                          POSITION(S) HELD    NUMBER OF               YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE       WITH FUNDS          PORTFOLIOS OVERSEEN     TRUSTEE
------------------------------------------------------------------------------------------------------------
Edwin B. Crowder (72)     Trustee             Edwin B. Crowder was    Mr. Crowder currently operates a
                                              elected at a special    marketing concern with operations in the
1625 Broadway                                 meeting of              U. S. and Latin America. He has
Suite 2200                                    shareholders held on    previously engaged in business pursuits
Denver, CO 80202                              March 21, 1997 and      in the restaurant, oil and gas drilling,
                                              oversees 7 portfolios   and real estate development industries.
                                              in fund complex.        Mr. Crowder is a former Director of
                                                                      Athletics and Head Football Coach at the
                                                                      University of Colorado.

Robert E. Lee (68)        Trustee             Robert E. Lee was       Mr. Lee has been a Director of Storage
                                              appointed as a          Technology Corporation since 1989 and of
1625 Broadway                                 Trustee at the          Equitable of Iowa since 1981. Mr. Lee was
Suite 2200                                    December 15, 1998,      the Executive Director of The Denver
Denver, CO 80202                              meeting of the Board    Foundation from 1989 to 1996, and is
                                              of Trustees and         currently the Executive Director of
                                              oversees 7 portfolios   Emeritus. Mr. Lee is also a Director of
                                              in fund complex.        Meredith Capital Corporation and Source
                                                                      Capital Corporation.

John R. Moran, Jr. (73)   Trustee             John R. Moran was       Mr. Moran is President of The Colorado
                                              elected at a special    Trust, a private foundation serving the
1625 Broadway                                 meeting of              health and hospital community in the
Suite 2200                                    shareholders held on    State of Colorado. An attorney, Mr. Moran
Denver, CO 80202                              March 21, 1997 and      was formerly a partner with the firm of
                                              oversees 7 portfo-      Kutak Rock & Campbell in Denver, Colorado
                                              lios in fund complex.   and a member of the Colorado House of
                                                                      Representatives. Currently, Mr. Moran is
                                                                      a member of the Board of Directors and
                                                                      Treasurer of Grantmakers in Health; a
                                                                      Director of the Conference of Southwest
                                                                      Foundations; a member of the Treasurer's
                                                                      Office Investment Advisory Committee for
                                                                      the University of Colorado; a Trustee of
                                                                      the Robert J. Kutak Foundation; Director
                                                                      of the Colorado Wildlife Heritage
                                                                      Foundation; and a member of the Alumni
                                                                      Council of the University of Denver
                                                                      College of Law.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

                            INTENTIONALLY LEFT BLANK

   INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   1 International Place, 25th Floor
   Boston, Massachusetts 02110

   ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
   ALPS MutualFunds Services, Inc.
   1625 Broadway
   Suite 2200
   Denver, Colorado 80202

   DISTRIBUTOR
   ALPS Distributors, Inc.
   1625 Broadway
   Suite 2200
   Denver, Colorado 80202

   LEGAL COUNSEL
   Davis Graham & Stubbs LLP
   1550 Seventeenth Street
   Suite 500
   Denver, Colorado 80202

   INDEPENDENT AUDITORS
   Deloitte & Touche LLP
   555 Seventeenth Street
   Suite 3600
   Denver, Colorado 80202

   CUSTODIAN
   State Street Bank & Trust Company of Connecticut N.A.
   750 Main Street
   Suite 1114
   Hartford, Connecticut 06103

   SUB-CUSTODIAN
   State Street Bank & Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171

   Must be accompanied or preceded by a current prospectus.

   For more information, please call
   800.298.3442 or visit
   www.fitfunds.com

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                  SEMI - ANNUAL
                                     REPORT

[FINANCIAL INVESTORS TRUST LOGO]


                                OCTOBER 31, 2003

STATEMENT OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND
OCTOBER 31, 2003 (UNAUDITED)

FACE VALUE                                                                              VALUE*
------------                                                                       ---------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS 51.71%

                U.S. Treasury Note
$  5,000,000        2.25%, 7/31/04                                                 $     5,043,172

                Federal Home Loan Mortgage Corp., Discount Notes
   2,929,000        1.04%, 11/28/03                                                      2,926,882
  10,000,000        1.07%, 1/21/04                                                       9,976,511
   2,900,000        1.08%, 1/22/04                                                       2,893,037
   1,800,000        1.07%, 3/17/04                                                       1,792,772
   3,100,000        1.07%, 3/19/04                                                       3,087,366

                Federal Home Loan Mortgage Corp., Discount Notes
   2,000,000        1.09%, 1/9/04                                                        1,995,941
  15,000,000        1.10%, 3/25/04                                                      14,934,379

                Federal National Mortgage Association, Discount Notes
  16,600,000        1.03%, 11/19/03                                                     16,592,392
  16,000,000        1.05%, 12/3/03                                                      15,985,983
                                                                                   ---------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $75,228,435)                                                                  75,228,435
                                                                                   ---------------

                                                                                            VALUE*       COLLATERAL VALUE
                                                                                   --------------------------------------
            REPURCHASE AGREEMENTS COLLATERALIZED
            BY U.S. GOVERNMENT OBLIGATIONS 48.35%

            Agreement with ABN AMRO Bank and Bank of New York (Tri-party),
            1.05%, dated 10/31/03 and maturing 11/3/03, collateralized by
            Federal Home Loan Mortgage Corp. Notes, 1.50-4.00% due
            8/15/05-5/5/08, Federal National Mortgage Association Note, 3.50%
            due 10/15/07 with a repurchase amount of $35,001,021                   $    35,000,000  $          35,700,946

            Agreement with Credit Suisse First Boston and J.P. Morgan Chase &
            Co. (Tri-party), 1.00%, dated 10/31/03 and maturing 11/3/03, collateralized by Federal Home Loan Mortgage Corp. Note, 5.25% due
            1/15/06 with a repurchase amount of $35,349,982                             35,349,000             36,057,727
                                                                                   ---------------  ---------------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $70,349,000)                                                                    70,349,000             71,758,673
                                                                                   ---------------  ---------------------

TOTAL INVESTMENTS
  (Cost $145,577,435)                                          100.06%             $   145,577,435

Liabilities in Excess of Other Assets                           -0.06%                     (91,638)
                                                               -----------------------------------
NET ASSETS                                                     100.00%             $   145,485,797
                                                               ===================================

* See Note 1 to financial statements.


INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $145,577,435

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2003 (UNAUDITED)

                                                                                U.S. GOVERNMENT
                                                                               MONEY MARKET FUND
                                                                               -----------------
ASSETS
Investments, at amortized cost (which
approximates market value) (1) -
see accompanying statement of investments                                        $  145,577,435
Interest receivable                                                                      35,050
Prepaid and other assets                                                                     68
                                                                               -----------------
  Total Assets                                                                      145,612,553
                                                                               -----------------

LIABILITIES
Dividends payable                                                                       102,626
Accrued investment advisory fee                                                           8,287
Accrued administration fee                                                                8,793
Accrued board of trustees fee                                                             2,131
Other payables                                                                            4,919
                                                                               -----------------
  Total Liabilities                                                                     126,756
                                                                               -----------------

NET ASSETS                                                                       $  145,485,797
                                                                               =================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                  $  145,485,797
                                                                               -----------------
NET ASSETS                                                                       $  145,485,797(2)
                                                                               =================
Shares of beneficial interest outstanding (no par value, unlimited shares
authorized)                                                                         145,485,797(2)
                                                                               -----------------

Net asset value and redemption value per share                                   $         1.00
                                                                               -----------------

(1)  Including repurchase agreements in the amount of $70,349,000.

(2)  U.S. GOVERNMENT MONEY MARKET FUND           NET ASSETS        SHARES OUTSTANDING
                                                 ----------        ------------------
          Class I                             $   145,485,697          145,485,697
          Class II                            $           100                  100

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 17, 2003 TO OCTOBER 31, 2003 (UNAUDITED)

                                                                                  U.S. GOVERNMENT
                                                                                 MONEY MARKET FUND
                                                                                 -----------------
INVESTMENT INCOME                                                                 $      171,207
                                                                                 -----------------
EXPENSES
Investment advisory fee (Note 2)                                                          17,137
Administration services (Note 2)                                                          46,230
Legal                                                                                      1,065
Insurance                                                                                  3,128
State Registration
  Class I                                                                                    244
  Class II                                                                                     -
Board of Trustees                                                                          2,131
Miscellaneous                                                                                612
                                                                                 -----------------
    Total Expenses before fee waiver                                                      70,547
Expenses waived by administrator                                                         (33,064)
Expenses waived by investment advisor                                                     (6,404)
                                                                                 -----------------

   Net Expenses                                                                           31,079
                                                                                 -----------------

NET INVESTMENT INCOME                                                                    140,128
                                                                                 -----------------

Net realized gain on investments                                                               -
                                                                                 -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                        $      140,128
                                                                                 =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD SEPTEMBER 17, 2003 TO OCTOBER 31, 2003 (UNAUDITED)

                                                                                 U.S. GOVERNMENT
                                                                                MONEY MARKET FUND*
                                                                                ------------------
OPERATIONS
Net investment income                                                             $      140,128
Net realized gain on investments                                                               -
                                                                                ------------------

Net increase in net assets resulting from operations                                     140,128
                                                                                ------------------

DISTRIBUTIONS
Dividends to shareholders from net
 investment income
  Class I                                                                               (140,128)
  Class II                                                                                     -
                                                                                ------------------
Net decrease in net assets from distributions                                           (140,128)
                                                                                ------------------

BENEFICIAL INTEREST TRANSACTIONS (1)
  Class I
    Shares sold                                                                      160,671,429
    Dividends reinvested                                                                  34,268
    Shares redeemed                                                                  (15,220,000)
  Class II
    Shares sold                                                                              100
    Dividends reinvested                                                                       -
    Shares redeemed                                                                            -
                                                                                ------------------

Net increase in net assets from beneficial interest transactions                     145,485,797
                                                                                ------------------

Net increase in net assets                                                           145,485,797

NET ASSETS
Beginning of period                                                                            -
                                                                                ------------------

End of period                                                                     $  145,485,797
                                                                                ==================

* Unaudited

(1) At net asset value of $1.00 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY MARKET FUND - CLASS I
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                          FOR THE PERIOD ENDED
                                                                            OCTOBER 31, 2003
                                                                             (UNAUDITED)**
                                                                          --------------------
Net asset value, beginning of period                                          $         1.00
                                                                          --------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                  0.001
                                                                          --------------------
DISTRIBUTIONS
From net investment income                                                            (0.001)
                                                                          --------------------
Net asset value, end of period                                                $         1.00
                                                                          ====================
TOTAL RETURN+                                                                           0.11%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                               $      145,486

Ratio of expenses to average net assets                                                 0.20%*
Ratio of net investment income to
 average net assets                                                                     0.88%*
Ratio of expenses to average net assets
 without fee waivers                                                                    0.44%*
Ratio of net investment income to
 average net assets without fee waivers                                                 0.63%*

*Annualized
** Class I commenced operations on September 17, 2003.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

See notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND - CLASS II
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                          FOR THE PERIOD ENDED
                                                                            OCTOBER 31, 2003
                                                                              (UNAUDITED)**
                                                                          --------------------
Net asset value, beginning of period                                         $       1.00
                                                                          --------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                               0.000***
                                                                          --------------------
DISTRIBUTIONS
From net investment income                                                          0.000***
                                                                          --------------------
Net asset value, end of period                                               $       1.00
                                                                          ====================
TOTAL RETURN+                                                                        0.00%^#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                              $          0

Ratio of expenses to average net assets                                              0.00%^*
Ratio of net investment income to
 average net assets                                                                  0.00%^*
Ratio of expenses to average net assets
 without fee waivers                                                                 0.00%^*
Ratio of net investment income to
 average net assets without fee waivers                                              0.00%^*

* Annualized.
** Class II commenced operations on September 17, 2003.
*** Less than $.005 per share.
^Less than .005% per share.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

See notes to financial statements.

NOTES (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's American Freedom Family of Funds. The American Freedom Family of Funds includes the U.S. Government Money Market Fund. The financial statements of the remaining portfolios of the Trust are presented separately.
     The U.S. Government Money Market Fund offers two classes of shares (Class I and Class II). Class I and Class II are identical in all respects with the exception that Class II shares charge a distribution fee and have a lower investment minimum. Each Class of shares has equal rights as to earnings, assets and voting privileges except that Class II has exclusive voting rights with respect to its Distribution Plan. Income, expenses (other than expenses incurred under the Class II Distribution Plan and other class specific expenses) and realized gains or losses on investments are allocated to each Class based upon their relative net assets.
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT VALUATION: The Funds value their securities on the basis of amortized cost which approximates market value.

     REPURCHASE AGREEMENTS: In some cases, the Fund's custodian takes possession of the collateral pledged for investments in repurchase agreement, unless it is a tri-party repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default by or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     FEDERAL INCOME TAXES: It is the Fund's policy to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provisions are required.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attribute are apportioned among all funds in the Trust based on average net assets.

     OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividends from net investment income are declared daily and paid monthly. Distributions of accumulated net realized gains, if any, are declared at least once a year. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Trust has entered into Investment Advisory Agreements with SSgA Funds Management, Inc. ("SSgA FM"). Pursuant to these advisory agreements, SSgA FM is entitled to an advisory fee at the annual rate of .105% of average net assets of the U.S. Government Money Market Fund. SSgA FM has voluntarily agreed to waive ..035% of their advisory fee until assets of the Fund reach $1 billion.
        ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Fund's administrator. ALPS is entitled to receive a fee from the Fund for its administrative services, computed daily and payable monthly, based on the following fee schedule:

                                          U.S. GOVERNMENT
        AVERAGE NET ASSETS               MONEY MARKET FUND*
        ------------------               ------------------
        First $500 million                     0.16%
        Next $500 million                      0.14%
        In excess of $1 billion                0.12%

*Subject to a minimum monthly fee of $30,000 for the U.S. Government Money
 Market Fund.

        ALPS has contractually agreed to waive a portion of its administration fees until at least April 30, 2004, to the extent necessary for U.S. Government Class I to maintain a total expense ratio of no more than .20% of its average net assets, and U.S. Government Class II to maintain a total expense ratio of no more than .45% of its average net assets, respectively. After that date, the fee waivers by ALPS are voluntary and may be terminated at any time.

        Administration services include: fund accounting, daily pricing, custody, registration, shareholder servicing, transfer agency, fund ratings and audit.

        The Trustees have adopted a Distribution Plan on behalf of Class II of the U.S. Government Money Market Fund ("Class II") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payment of a fee to the Distributor, ALPS Distributors, Inc. at the annual rate of .25% of the average net assets of Class II of the U.S. Government Money Market Fund.

        Shareholders holding more than 10% of the Funds' outstanding shares as of October 31, 2003, constituted 68.25% of the U.S. Government Money Market Fund.

3. TRUSTEES

        As of October 31, 2003, the Funds are one of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

INTERESTED TRUSTEES

                                                 TERM OF OFFICE, LENGTH
                                                 OF TIME SERVED AND         PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD    NUMBER OF PORTFOLIOS       YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS          OVERSEEN                   TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander          Trustee and         W. Robert Alexander        Mr. Alexander is the Chief Executive Officer of
(76)                         Chairman            was elected by the         ALPS Mutual Funds Services, Inc., and ALPS
                                                 initial shareholder in     Distributors, Inc., which provide administration
1625 Broadway                                    December 1993 and          and distribution services, respectively, for
Suite 2200                                       oversees 7 portfolios in   proprietary mutual fund complexes. Mr. Alexander
Denver, CO 80202                                 fund complex.              was Vice Chairman of First Interstate Bank of
                                                                            Denver, responsible for Trust, Private Banking,
                                                                            Retail Banking, Cash Management Services and
                                                                            Marketing. Mr. Alexander is currently a member of
                                                                            the Board of Trustees of the Hunter and Hughes
                                                                            Trusts. Because of his affiliation with ALPS Mutual
                                                                            Funds Services and ALPS Distributors, Mr. Alexander
                                                                            is considered an "interested" Trustee of the Trust.

INDEPENDENT TRUSTEES

Mary K. Anstine (63)         Trustee             Mary K. Anstine was        President/Chief Executive Officer, HealthONE
                                                 elected at a special       Alliance, Denver, Colorado; Former Executive
1625 Broadway                                    meeting of shareholders    Vice President, First Interstate Bank of Denver.
Suite 2200                                       held on March 21, 1997     Ms. Anstine is currently a Director of the Trust
Denver, CO 80202                                 and oversees 7             of Colorado, Trustee of the Denver Area Council of
                                                 portfolios                 the Boy Scouts of America, a Director of the Junior
                                                 in fund complex.           Achievement Board and the Colorado Uplift Board, and
                                                                            a member of the Advisory Boards for the Girl Scouts
                                                                            Mile Hi Council and the Hospice of Metro Denver.
                                                                            Formerly, Ms. Anstine served as a Director of ALPS
                                                                            Distributors, Inc., from October 1995 to December
                                                                            1996; Director of HealthONE; a member of the
                                                                            American Bankers Association Trust Executive
                                                                            Committee; and Director of the Center for Dispute
                                                                            Resolution.

INDEPENDENT TRUSTEES

                                                 TERM OF OFFICE, LENGTH OF  PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD    TIME SERVED AND NUMBER     YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS          OF PORTFOLIOS OVERSEEN     TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder (72)        Trustee             Edwin B. Crowder was       Mr. Crowder currently operates a marketing concern
                                                 elected at a special meet- with operations in the U.S. and Latin America. He
1625 Broadway                                    ing of shareholders held   has previously engaged in business pursuits in the
Suite 2200                                       on March 21, 1997 and      restaurant, oil and gas drilling, and real estate
Denver, CO 80202                                 oversees 7 portfolios in   development industries. Mr. Crowder is a former
                                                 fund complex.              Director of Athletics and Head Football Coach at
                                                                            the University of Colorado.

Robert E. Lee (68)           Trustee             Robert E. Lee was          Mr. Lee has been a Director of Storage Technology
                                                 appointed as a Trustee at  Corporation since 1989 and of Equitable of Iowa
1625 Broadway                                    the December 15, 1998,     since 1981. Mr. Lee was the Executive Director of
Suite 2200                                       meeting of the Board of    The Denver Foundation from 1989 to 1996, and is
Denver, CO 80202                                 Trustees and oversees 7    currently the Executive Director of Emeritus.
                                                 portfolios in fund         Mr. Lee is also a Director of Meredith Capital
                                                 complex.                   Corporation and Source Capital Corporation.

John R. Moran, Jr. (73)      Trustee             John R. Moran was          Mr. Moran is President of The Colorado Trust, a
                                                 elected at a special       private foundation serving the health and hospital
1625 Broadway                                    meeting of shareholders    community in the State of Colorado. An attorney,
Suite 2200                                       held on March 21, 1997     Mr. Moran was formerly a partner with the firm of
Denver, CO 80202                                 and oversees 7 portfo-     Kutak Rock & Campbell in Denver, Colorado and a
                                                 lios in fund complex.      member of the Colorado House of Representatives.
                                                                            Currently, Mr. Moran is a member of the Board of
                                                                            Directors and Treasurer of Grantmakers in Health; a
                                                                            Director of the Conference of Southwest
                                                                            Foundations; a member of the Treasurer's Office
                                                                            Investment Advisory Committee for the University of
                                                                            Colorado; a Trustee of the Robert J. Kutak
                                                                            Foundation; Director of the Colorado Wildlife
                                                                            Heritage Foundation; and a member of the Alumni
                                                                            Council of the University of Denver College of Law.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INVESTMENT ADVISER
SSgA Funds Management, Inc.
1 International Place, 25th Floor
Boston, Massachusetts 02110

ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
1625 Broadway
Suite 2200
Denver, Colorado 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway
Suite 2200
Denver, Colorado 80202

LEGAL COUNSEL
Davis Graham & Stubbs LLP
1550 Seventeenth Street
Suite 500
Denver, Colorado 80202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
555 Seventeenth Street
Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
of Connecticut N.A.
750 Main Street
Suite 1114
Hartford, Connecticut 06103

SUB-CUSTODIAN
State Street Bank & Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Must be accompanied or preceded by a current prospectus.

For more information, please call
800.862.3040 or visit
www.americanfreedomfunds.com


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[AMERICAN FREEDOM FUNDS LOGO]

                               SEMI-ANNUAL REPORT
                                 OCTOBER 31,2003

LETTER FROM THE INVESTMENT ADVISOR

Dear Fellow Shareholders,

We are pleased to provide the October 31, 2003 Aristata Mutual Funds' semi-annual report.

What a difference a year makes! Much has changed in the financial markets, the economy, and in the mutual fund industry during the past year.

A retrospective--last year when we wrote to you the news was quite bleak. Falling stock prices, a slumping economy and disappointing corporate profits weighed heavily on investors. As we stated in last October's report: the three-month period of August through October was one of the most difficult stock markets we have experienced. One year ago it was difficult to escape the gloom. We concluded last year's report noting that...the convincing history of the U.S. financial markets and the economy suggests we should be nearing the point when investor confidence will return, the economy will recover, and the stock market again will provide attractive investment opportunity. When it comes to the economy and the financial markets timing is always uncertain. Looking back over 2002-2003 the actual low for the Standard & Poor's 500 occurred on October 9, 2002. As you will read later in this report, the Aristata Equity Fund and both Aristata Bond Funds all achieved positive returns during the twelve months ended October 31, 2003.

The Standard & Poor's 500 is a component of the Conference Board's Leading Indictor of U.S. economic activity. The advance in stock prices that began about one year ago has coincided with the stronger economy. The just released (October
31) third quarter "advance estimate" was 7.2% annualized, inflation adjusted growth for the U.S. Gross Domestic Product (GDP). It should be noted that this is an estimate, and like all government economic indicators they are subject to revision. That said, THE WALL STREET JOURNAL reported on October 31, 2003 THE U.S. ECONOMY GREW AT THE FASTEST GROWTH IN ALMOST 20 YEARS. CONSUMER SPENDING AND EXPORTS CLIMBED AND BUSINESS INVESTMENT REBOUNDED.

The value of all goods and services produced in the U.S. or GDP is approaching $11 trillion dollars. The enormity of our economy is difficult to grasp. We find some perspective in the upcoming launch by the Cunard Line of the Queen Mary 2 in January 2004. It will be the largest, longest (4 football fields), and tallest (height of a 23-story building above water line) ship ever built. Unlike the Queen Mary 2, the U.S. economy has left the dry dock. While neither the Queen Mary 2 nor the U.S. economy can turn on a dime, once underway their steady direction becomes visible. THE WALL STREET JOURNAL article said it best - -- THE THIRD QUARTER WAS THE BROADEST-BASED GAIN IN THE ECONOMY IN THE THREE YEARS SINCE THE STOCK MARKET

FUELED BOOM YEARS OF THE 1900S. WHILE THE ECONOMY CERTAINLY WON'T KEEP UP THE THIRD QUARTER'S BLISTERING PACE MOST ECONOMISTS BELIEVE THE QUARTER MARKS A DISTINCTIVE SHIFT INTO A MORE ROBUST EXPANSION.

Crucially important changes are occurring in the mutual fund industry. We feel it is important to discuss our thoughts and observations surrounding the expanding investigations underway within the financial industry. The mutual fund scandals involve insiders trading in and out of mutual funds in violations of company rules, security laws, and to the detriment of fund shareholders. Greedy and unethical managements violated the trust and confidence of shareholders. The repercussions continue to reverberate through the industry.

Integrity, trust and confidence are the bedrock of any investment advisory relationship. The new era of corporate governance that was ushered in by the "Enrons of the world" is rapidly extending to the mutual fund industry. The Sarbanes-Oxley Public Company Accounting and Investor Protection Act of 2002 requires that public companies certify, under penalty of law, the financial information they report to shareholders is fully and fairly presented. In early 2003, the Securities and Exchange Commission mandated that all mutual funds must certify and comply with the standards of Sarbanes-Oxley. The Aristata Funds and TEMPEST INVESTMENT COUNSELORS at all times are committed to maintaining the highest standards of integrity and we remain dedicated to always serving our shareholders.

You may be interested to know that TEMPEST has had a Code of Ethics in place for many years. The Code governs employee behavior and specifically addresses personal securities transactions. The essence of our Code is always to put clients' interests first.

TEMPEST takes the stewardship of shareholder money personally and that is evidenced by the fact that all of our partners and all eligible employees are invested directly alongside our Aristata investors. Our investment perspective is for the long-term and that is evidenced by the Aristata Equity Fund's average turnover ratio of approximately 25 percent, implying that stocks purchased are held about 4 years. In contrast, according to Morningstar the turnover rate for domestic equity funds is over 100 percent annually. Our average holding period is noteworthy in an industry where the typical mutual fund stock is held less than 12 months.

The improving economy, recovering profits, and invitingly low interest rates are much in the news. The signs of renewed growth are not unrecognized by investors as witness the strong recovery in stock prices. In fact, a recent Merrill Lynch study indicates low quality companies are outperforming by a wide margin high quality companies ("Quality" was based on the Standard & Poor's Common Stock Rankings). The much stronger performance of lower quality stock indicates investors seem willing to step up the riskiness of their investments.

While much has changed, and change is the nature of the investment business, we continue to manage the assets entrusted to us with the same strong disciplines you have come to know and expect from the Aristata Funds and TEMPEST INVESTMENT COUNSELORS. We remain focused on the long-term, we will select investments based upon sound research, attractive valuations and attempt to avoid investment fads.

We appreciate your investment in the Aristata Funds and we are grateful for the continued confidence. We look forward to continuing to serve your investment goals in the future.

Sincerely,

/s/ H. David Lansdowne

H. David Lansdowne, CFA
President
TEMPEST INVESTMENT COUNSELORS, INC.

WHEN READING THIS REPORT PLEASE REMEMBER

THE LETTER FROM THE INVESTMENT ADVISER AND THE SECTIONS COVERING FUND REVIEW REFLECT THE VIEWS AND OPINIONS OF TEMPEST INVESTMENT COUNSELORS, INC. AS ADVISER IT HAS ALWAYS BEEN OUR PRACTICE TO PROVIDE INFORMATION THAT SHOULD HELP OUR SHAREHOLDERS EVALUATE THEIR INVESTMENT, AND TO UNDERSTAND THE INVESTMENT PHILOSOPHY AND STRATEGY UNDER WHICH WE ARE MANAGING THEIR MONEY. WE BELIEVE COMMUNICATIONS THAT INCLUDE OUR OPINIONS, SUBJECTIVE OBSERVATIONS, ANALYSIS, AND OTHER "FORWARD LOOKING STATEMENTS" SHOULD ASSIST IN THE PROCESS OF SHAREHOLDERS TO EVALUATE THEIR INVESTMENT IN THE FUNDS. NATURALLY OUR PROFESSIONAL EXPERIENCE, AND OUR LONG PRACTICED METHODOLOGY GIVES US CONFIDENCE IN THESE STATEMENTS AND DISCUSSIONS. BUT PLEASE RECOGNIZE THEY ARE JUST THAT--OPINIONS THAT SHOULD NOT BE CONSIDERED FACT, PROMISE, OR ADVICE. THE VIEWS EXPRESSED BY THE ADVISER ARE AS OF OCTOBER 31, 2003 AND MAY NOT NECESSARILY REFLECT CURRENT VIEWS AND THE ADVISER DISCLAIMS ANY OBLIGATION TO UPDATE OR ALTER ANY OPINIONS EXPRESSED HEREIN.

FUND REVIEW

ARISTATA EQUITY FUND

 PERFORMANCE

The Aristata Equity Fund's total return for the six months ended October 31, 2003 was 15.15%. This performance was in line with the Standard & Poor's 500 Index which rose 15.62% during the same period. Net assets for the Aristata Equity Fund were $29.1 million as of October 31, 2003. The equity market environment was relatively strong, and considerably less gloomy than what we saw one year ago.

 EQUITY MARKET OVERVIEW

Since our last report to you six months ago, the stock market is up. A majority of the gain occurred in May when the Aristata Equity Fund rose 6.2% and the S&P 500 Index was up 5.3%. This pattern shows the "lumpiness" of stock market returns. Historically, market returns may be lackluster for several months and then rise (or fall) dramatically in a short period. This reality is one of the reasons the Aristata Equity Fund takes a long-term approach to investing.

With the turbulence in the equity markets over the last few years, we were reassured to see a recent Merrill Lynch study examining the probability of earning a negative return while holding the Standard & Poor's 500 Index. Of note, there have been no 10-year periods (since 1985) in which the S&P 500 produced a negative return. The research concludes that the odds of losing money are reduced as the holding period lengthens. Merrill Lynch examined rolling periods (January to January, February to February etc.) dating back to 1985 and calculated the percent of the periods that the S&P 500 had a negative return. As the time periods examined became longer, the chances of a negative return diminished.

Based on market data back to 1985 there is a 46% chance that the Standard & Poor's 500 will decline over a period of one day. Over any one quarter the chance of loss is reduced to 26%. For a 3 year holding period, the chance of loss diminishes to only 9%, and over a 10 year period, the chance of the S&P 500 experiencing a negative return reduces to zero.

Merrill Lynch also examined data back to 1928, and found similar results. As the holding period lengthened, the chance of a loss became smaller and smaller. This data did not include dividends (it was "price returns only" data) which would have only strengthened the findings.

Benjamin Graham, the father of securities analysis, said it best: "A serious investor is not likely to believe that the day-to-day or even month-to-month fluctuations of the stock market make him richer or poorer".

 PORTFOLIO UPDATE

The 15 largest holdings represent approximately 37% of the total portfolio. These 15 companies have an average price-to-book ratio of 2.7x and an average dividend yield of 2.1%. In contrast, the S&P 500 has a price-to-book ratio of about 4.4x and a current dividend yield of 1.7%.

[CHART]

                              ARISTATA EQUITY FUND
                      SECTOR PROFILE as of October 31, 2003

BASIC MATERIALS                               6.8%
TELECOMMUNICATIONS                            4.1%
BUILDING/REAL ESTATE                          5.9%
CONSUMER DURABLES                             2.3%
CONSUMER STAPLES                             10.2%
ELECTIC & GAS UTILITIES                       6.9%
ENERGY                                       12.3%
FINANCIAL                                     9.0%
HEALTHCARE                                   16.8%
TECHNOLOGY                                   12.0%
INDUSTRIAL PRODUCTS & SERVICES               10.6%
TRANSPORTATION                                2.0%
SHORT-TERM INVESTMENTS                        0.7%
*OTHER ASSETS IN EXCESS OF LIABLITIES         0.4%

               FIFTEEN LARGEST HOLDINGS(2) - AS OF OCTOBER 31,2003

                                                     SECTOR      % OF         DIVIDEND         PRICE/BOOK
COMPANY                                      REPRESENTATION   INVESTMENTS      YIELD           VALUE RATIO
-----------------------------------------------------------------------------------------------------------
Abbott Laboratories                              Healthcare       3.3%          2.3%               5.6
Westport Resources                                   Energy       2.7%          0.0%               1.4
Valero Energy Corp.                                  Energy       2.7%          1.1%               1.0
Questar Corp.                      Electric & Gas Utilities       2.5%          2.6%               2.2
Int'l Business Machines Corp.                    Technology       2.5%          0.7%               5.6
Emerson Electric Co.            Industrial Products & Svcs.       2.4%          2.8%               3.7
Hewlett-Packard Co.                              Technology       2.4%          1.4%               1.8
Albertson's, Inc.                          Consumer Staples       2.4%          3.7%               1.4
FileNet Corp.                                    Technology       2.4%          0.0%               3.7
Amgen, Inc.                                      Healthcare       2.4%          0.0%               4.1
BP PLC                                               Energy       2.3%          3.6%               2.3
Kennametal, Inc.                Industrial Products & Svcs.       2.3%          1.8%               1.8
Vulcan Materials Co.                   Building/Real Estate       2.3%          2.2%               2.6
Snap On, Inc.                   Industrial Products & Svcs.       2.2%          3.4%               1.8
Duke Realty Corp.                      Building/Real Estate       2.2%          6.3%               1.9
                                   FIFTEEN LARGEST HOLDINGS      37.0%          2.1% AVG.          2.7 x AVG.
                                      STANDARD & POOR'S 500                     1.7%               4.4

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITY FUND, THE S&P 500, VALUE LINE COMPOSITE, AND THE LIPPER MULTI-CAP VALUE FUND INDEX.

Equity

                     ARISTATA EQUITY FUND          S&P 500*         VALUE LINE COMPOSITE      LIPPER MULTI-CAP VALUE FUND INDEX
  3/2/1998                    10000                 10000                   10000                           10000
                              10410                 10513                   10437                           10449
                              10454                 10620                   10477                           10508
                              10229                 10431                   10051                           10275
                              10189                 10856                   10003                           10264
                               9997                 10743                    9367                            9867
                               8775                  9188                    7728                            8358
                               9279                  9775                    8087                            8704
                               9933                 10575                    8632                            9420
                              10244                 11214                    8986                            9827
                              10607                 11861                    9279                            9990
                              10359                 12360                    9166                           10025
                              10177                 11972                    8652                            9792
                              10445                 12451                    8731                           10062
 4/30/1999                    11435                 12937                    9518                           10957
                              11598                 12624                    9634                           10900
                              12001                 13325                    9981                           11251
                              11718                 12911                    9721                           10868
                              11490                 12844                    9303                           10494
                              10886                 12492                    8984                           10041
                              10897                 13283                    8932                           10352
                              11083                 13553                    9044                           10347
                              11326                 14351                    9311                           10583
                              11001                 13631                    8864                           10127
                              10677                 13373                    8712                            9594
                              11639                 14681                    9296                           10608
 4/30/2000                    11689                 14240                    9113                           10588
                              11939                 13943                    8889                           10735
                              11599                 14290                    8872                           10502
                              11549                 14069                    8916                           10591
                              12264                 14937                    9492                           11263
                              12122                 14148                    9160                           11107
                              12298                 14088                    8940                           11371
                              11908                 12977                    8237                           10951
                              12456                 13041                    8608                           11603
                              12786                 13504                    9219                           12041
                              12511                 12272                    8657                           11712
                              12107                 11495                    8094                           11301
 4/30/2001                    12894                 12388                    8636                           12034
                              13239                 12471                    8861                           12300
                              12539                 12167                    8781                           12092
                              12526                 12048                    8544                           12076
                              12249                 11293                    8108                           11628
                              11135                 10381                    6851                           10436
                              11371                 10579                    7180                           10651
                              12107                 11391                    7812                           11422
                              12337                 11491                    8164                           11753
                              12159                 11323                    8017                           11600
                              12144                 11105                    7792                           11448
                              12594                 11522                    8377                           12033
 4/30/2002                    12251                 10824                    8167                           11679
                              12087                 10757                    7865                           11668
                              11194                  9991                    7212                           10775
                               9999                  9212                    6195                            9881
                              10216                  9273                    6158                           10038
                               8989                  8265                    5469                            8950
                               9519                  8993                    5731                            9429
                              10253                  9510                    6304                           10131
                               9995                  8952                    5932                            9684
                               9588                  8717                    5748                            9484
                               9400                  8586                    5536                            9241
                               9527                  8670                    5530                            9276
 4/30/2003                    10138                  9384                    6078                           10082
                             10,766                 9,878                  10,924                           6,697
                             10,952                10,004                  11,004                           6,798
                             10,983                10,181                  11,156                           7,090
                             11,438                10,379                  11,505                           7,402
                             11,157                10,269                  11,373                           7,276
10/31/2003                   11,676                10,850                  11,999                           7,808

                                   PERFORMANCE
                              AS OF OCTOBER 31,2003

AVERAGE ANNUAL TOTAL RETURN(1)           1 YEAR        3 YEAR         5 YEAR      SINCE INCEPTION (3/2/98)
Aristata Equity Fund                     22.64%        (1.72)%         3.28%              2.77%
S&P 500 Index                            20.80%        (8.34)%         0.51%              1.45%
Value Line Composite Index               36.23%        (4.41)%        (1.99)%            (4.27)%
Lipper Multi-Cap Value Fund Index        27.27%         1.81%          4.96%              3.27%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

FUND REVIEW

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

 PERFORMANCE

The Aristata Quality Bond Fund's total return for the six months ending October 31, 2003 was (0.27)%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered returns of 0.62% and 0.96% respectively. Net assets of the Aristata Quality Bond Fund were $13.9 million as of October 31st. The Aristata Colorado Quality Tax-Exempt Fund had net assets of $13.1 million at the same ending period, while its six month total return was 0.58%. Returns for the Lipper Municipal Intermediate Bond and the Lehman Brothers Municipal Index were 1.27% and 1.47% respectively.

 FIXED INCOME MARKET REVIEW

The Federal Reserve most recently kept the Federal Funds rate unchanged at 1%, a 45 year low, during their October 28th Federal Open Market Committee meeting. The Federal Reserve has indicated they intend to keep short-term interest rates (Fed Funds) low for an extended period, citing their concern over lingering imbalances still at work in the U.S. economy.

Unemployment levels remain troublesome although the Federal Reserve has noted that the job market may appear to be stabilizing. The Federal Reserve has also maintained their accommodative monetary policy as inflation continues to remain at low levels.

The 10-year Treasury bond ended October 31st at 4.29%, above the low of 3.10% in June, but below the 4.60% yield in early September. Third quarter GDP (Gross Domestic Product) rose at a healthy 7.2% annual rate. This growth rate has been attributed in part to consumer spending, led by federal tax cuts and rebate checks.

Moving forward, the pace of the U.S. economic recovery and inflation expectations are likely to remain key factors in determining the outlook and direction of interest rates.

PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

As the U.S. economic recovery process moves ahead in a gradual and uneven manner, we continue to focus on high quality corporate and U.S. government agency issues. The corporate bond sector has provided improving total returns alongside an advancing equity market. Several companies have taken advantage of the overall level of low interest rates to finance their debt and have issued new corporate bonds.

As of October 31st, the Aristata Quality Bond Fund held 55.9% in investment-grade corporate bonds and 38.3% in U.S. Government and agency obligations. The Fund's average maturity on October 31st was 8.0 years.

[CHART]

                           ARISTATA QUALITY BOND FUND
                     SECTOR PROFILE as of October 31, 2003*

SHORT-TERM INVESTMENTS                                4.8%
U.S. GOVERNMENT & AGENCY OBLIGATIONS                 38.3%
COMMUNICATIONS                                        1.9%
ELECTRIC UTILITIES                                    1.0%
FINANCIAL                                            22.8%
INDUSTRIAL                                           30.2%
*OTHER ASSETS IN EXCESS OF LIABILITIES                1.0%

[CHART]

                           ARISTATA QUALITY BOND FUND
                   QUALITY PROFILE (3) as of October 31, 2003

Baa                      3.2%
Aaa                     44.4%
A                       34.9%
Aa                      17.5%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA QUALITY BOND FUND, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX.

                ARISTATA QUALITY          LEHMAN BROTHERS          LEHMAN BROTHERS INTERMEDIATE
                   BOND FUND          GOV'T/CREDIT BOND INDEX*        GOV'T/CREDIT BOND INDEX       LIPPER CORP. "A" RATED
  3/2/1998           10000                     10000                           10000                         10000
                     10030                     10031                           10032                       10037.4
                     10069                     10081                           10082                       10083.5
                     10158                     10189                           10156                       10192.7
                     10218                     10293                           10221                       10283.2
                     10251                     10301                           10256                         10285
                     10400                     10502                           10418                       10376.7
                     10636                     10802                           10679                       10608.5
                     10585                     10726                           10669                       10474.5
                     10602                     10790                           10667                       10588.3
                     10641                     10816                           10710                       10622.7
                     10687                     10893                           10769                       10712.7
                     10537                     10633                           10610                       10475.1
                     10599                     10687                           10690                       10543.8
 4/30/1999           10622                     10713                           10723                       10578.4
                     10542                     10603                           10641                       10458.2
                     10519                     10570                           10648                       10407.2
                     10508                     10541                           10639                       10360.6
                     10495                     10532                           10647                       10332.1
                     10603                     10627                           10746                       10430.7
                     10613                     10655                           10774                       10446.6
                     10611                     10648                           10787                       10453.8
                     10569                     10583                           10751                       10406.2
                     10507                     10580                           10712                       10383.7
                     10597                     10712                           10799                       10493.6
                     10702                     10867                           10912                         10636
 4/30/2000           10652                     10813                           10887                       10549.2
                     10663                     10804                           10904                       10508.5
                     10862                     11024                           11096                       10742.7
                     10916                     11141                           11180                       10833.8
                     11044                     11298                           11312                       10977.8
                     11139                     11341                           11415                       11038.6
                     11149                     11412                           11468                         11085
                     11303                     11607                           11624                       11248.8
                     11483                     11836                           11838                       11479.1
                     11647                     12035                           12032                       11692.7
                     11779                     12159                           12146                       11798.3
                     11863                     12215                           12239                       11840.1
 4/30/2001           11859                     12123                           12208                       11773.1
                     11916                     12194                           12276                       11850.6
                     11951                     12252                           12321                       11898.5
                     12142                     12557                           12578                       12168.6
                     12241                     12718                           12703                       12305.9
                     12410                     12835                           12889                       12353.8
                     12556                     13161                           13103                       12620.1
                     12481                     12945                           12972                         12467
                     12425                     12843                           12901                       12373.3
                     12481                     12936                           12968                       12459.9
                     12538                     13046                           13070                       12552.6
                     12366                     12782                           12871                         12352
 4/30/2002           12552                     13030                           13084                       12571.3
                     12664                     13151                           13216                         12667
                     12808                     13263                           13330                       12721.5
                     12973                     13422                           13487                       12797.6
                     13113                     13722                           13688                       13032.2
                     13299                     14017                           13933                       13234.1
                     13287                     13883                           13879                       13101.2
                     13210                     13890                           13865                       13147.7
                     13466                     14258                           14167                       13433.6
                     13451                     14258                           14165                       13462.3
                     13625                     14512                           14365                       13658.5
                     13587                     14493                           14380                       13648.5
 4/30/2003           13673                     14648                           14489                       13801.1
                    13,921                    15,064                          14,780                        14,089
                    13,883                    15,004                          14,770                        14,057
                    13,378                    14,375                          14,368                        13,575
                    13,427                    14,470                          14,402                        13,665
                    13,794                    14,928                          14,767                        14,039
10/31/2003          13,635                    14,739                          14,628                        13,922

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2003

AVERAGE ANNUAL TOTAL RETURN (1)                    1 YEAR     3 YEAR    5 YEAR    SINCE INCEPTION (3/2/98)
Aristata Quality Bond Fund                          2.62%      6.94%     5.19%               5.62%
Lehman Bros. Gov't/Credit Bond Index                6.18%      8.90%     6.56%               7.09%
Lehman Bros. Intermediate Gov't/Credit Bond Index   5.41%      8.45%     6.52%               6.94%
Lipper Corporate Debt Funds A Rated Index           6.27%      7.89%     5.86%               6.01%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

The Aristata Colorado Quality Tax-Exempt portfolio continues to emphasize high quality municipal issues with 81.7% of the holdings AAA rated. Increased pressures on state and local finances have led many states to raise taxes and cut expenses in an effort to close budget gaps. High quality municipals have continued to provide a stabilized level of tax exempt income in this environment.

The Fund's average maturity on October 31st was 9.4 years with a diversified mix of securities. As the upcoming municipal elections take place, we will monitor and evaluate the forward supply of new Colorado issues in order to provide tax-exempt income to our shareholders.

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                     SECTOR PROFILE as of October 31, 2003*

PREREFUNDED BONDS                                     3.1%
GENERAL OBLIGATION BONDS                             37.0%
REVENUE BONDS                                        55.5%
*OTHER ASSETS IN EXCESS OF LIABILITIES                4.4%

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                   QUALITY PROFILE (3) as of October 31, 2003

A                        3.3%
Aa                      15.0%
Aaa                     81.7%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, AND THE LIPPER COLORADO MUNICIPAL FUND AVERAGE.

                ARISTATA COLORADO QUALITY    LEHMAN BROTHERS MUNICIPAL    LIPPER MUNICIPAL INTERMEDIATE    LIPPER COLORADO MUNICIPAL
                     TAX-EXEMPT FUND                BOND INDEX                    BOND FUND INDEX*                FUND AVERAGE
  3/2/1998                10000                        10000                            10000                         10000
                          10061                        10009                            10007                         10004
                          10022                         9976                             9960                          9942
                          10154                        10121                            10094                         10098
                          10176                        10161                            10128                         10132
                          10200                        10186                            10151                         10153
                          10330                        10344                            10298                         10303
                          10423                        10473                            10409                         10426
                          10446                        10473                            10413                         10401
                          10455                        10510                            10435                         10441
                          10494                        10536                            10469                         10458
                          10605                        10662                            10586                         10565
                          10563                        10615                            10530                         10503
                          10551                        10630                            10527                         10502
 4/30/1999                10564                        10656                            10556                         10527
                          10517                        10594                            10493                         10456
                          10410                        10442                            10350                         10281
                          10464                        10480                            10399                         10301
                          10440                        10396                            10352                         10181
                          10460                        10400                            10357                         10148
                          10415                        10288                            10284                         10008
                          10478                        10397                            10372                         10087
                          10446                        10319                            10325                          9990
                          10418                        10274                            10279                          9906
                          10506                        10394                            10358                         10039
                          10620                        10621                            10507                         10251
 4/30/2000                10582                        10559                            10462                         10190
                          10546                        10504                            10419                         10118
                          10752                        10782                            10634                         10374
                          10839                        10932                            10755                         10512
                          10940                        11100                            10888                         10665
                          10916                        11042                            10856                         10607
                          10993                        11163                            10947                         10717
                          11049                        11248                            10999                         10788
                          11224                        11525                            11220                         11071
                          11349                        11640                            11350                         11129
                          11381                        11677                            11386                         11181
                          11438                        11782                            11474                         11266
 4/30/2001                11374                        11655                            11370                         11122
                          11479                        11781                            11487                         11247
                          11549                        11859                            11558                         11343
                          11641                        12035                            11698                         11525
                          11786                        12234                            11875                         11737
                          11794                        12192                            11858                         11672
                          11887                        12337                            11972                         11789
                          11810                        12233                            11848                         11690
                          11728                        12117                            11758                         11592
                          11893                        12327                            11929                         11751
                          12010                        12476                            12063                         11882
                          11820                        12231                            11844                         11662
 4/30/2002                12013                        12470                            12074                         11863
                          12097                        12546                            12139                         11931
                          12214                        12679                            12263                         12049
                          12334                        12842                            12405                         12202
                          12432                        12996                            12519                         12324
                          12625                        13281                            12737                         12584
                          12488                        13061                            12544                         12341
                          12439                        13006                            12493                         12287
                          12670                        13280                            12740                         12552
                          12644                        13247                            12694                         12492
                          12810                        13433                            12870                         12668
                          12804                        13441                            12866                         12668
 4/30/2003                12877                        13529                            12948                         12778
                         13,144                       13,846                           13,211                        13,047
                         13,062                       13,786                           13,150                        12,960
                         12,645                       13,304                           12,752                        12,501
                         12,708                       13,404                           12,847                        12,607
                         13,044                       13,798                           13,176                        12,953
10/31/2003               12,951                       13,729                           13,112                        12,896

                                   PERFORMANCE
                              AS OF OCTOBER 31,2003

AVERAGE ANNUAL TOTAL RETURN (1)                        1 YEAR              3 YEAR          5 YEAR    SINCE INCEPTION (3/2/98)
Aristata Colorado Quality Tax-Exempt Fund              3.70%               5.62%           4.39%              4.67%
Lehman Brothers Municipal Bond Index                   5.11%               7.14%           5.56%              5.75%
Lipper Municipal Intermediate Bond Fund Index          4.53%               6.20%           4.72%              4.90%
Lipper Colorado Municipal Fund Average                 4.51%               6.37%           4.39%              4.59%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

NOTES TO FUND REVIEW

(1) TOTAL RETURN IS THE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND AFTER REINVESTING ALL INCOME AND CAPITAL GAINS. IT IS CALCULATED BY DIVIDING THE CHANGE IN TOTAL INVESTMENT VALUE BY THE INITIAL VALUE OF THE INVESTMENT. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. THE INCEPTION DATE OF EACH FUND IS MARCH 2, 1998. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

(2) THE FIFTEEN LARGEST HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE EQUITY SECURITIES THAT THE FUND HOLDS AT 10/31/03, AND MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS.

(3) QUALITY PROFILE BASED ON EACH SECURITY'S RATING FROM MOODY'S. FOR THOSE RATINGS NOT AVAILABLE FROM MOODY'S, S&P RATINGS WERE USED.

THE VIEWS EXPRESSED IN THIS ADVISER UPDATE REFLECT THE ADVISER'S VIEW ONLY THROUGH 10/31/03. THE ADVISER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DEFINITION OF INDICES

The LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX and the LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX are unmanaged indices that are a broad measure of bond performance that reflect the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER COLORADO MUNICIPAL BOND FUND AVERAGE is the average return of all bond funds tracked by Lipper that limit their assets to those securities exempt from taxation in the state of Colorado. The average return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER CORPORATE DEBT FUNDS A RATED INDEX is an unmanaged index that measures the performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

The LIPPER MULTI-CAP VALUE FUND INDEX is an unmanaged index of funds, that by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index that measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over- the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

STATEMENTS OF INVESTMENTS - OCTOBER 31, 2003 (UNAUDITED)

ARISTATA EQUITY FUND

                                                       SHARES          VALUE*
                                                   -------------   -------------
COMMON STOCKS - 98.84%
BASIC MATERIALS - 6.78%
AGRICULTURE - 3.07%
Archer Daniels Midland Co.                                28,300   $     406,105
Deere & Co                                                 8,000         484,960
                                                                   -------------
                                                                         891,065
                                                                   -------------

CHEMICAL - 1.39%
DU Pont (EI) DE Nemours                                   10,000         404,000
                                                                   -------------

PAPER/PACKAGING - 2.32%
Wausau-Mosinee Paper Corp.                                26,000         321,360
International Paper Co                                     9,000         354,150
                                                                   -------------
                                                                         675,510
                                                                   -------------

TOTAL BASIC MATERIALS                                                  1,970,575
                                                                   -------------

BUILDING/REAL ESTATE - 5.88%
BUILDING MATERIALS - 2.29%
Vulcan Materials Co.                                      15,000         664,650
                                                                   -------------

R.E.I.T./REAL ESTATE - 3.59%
Archstone Community Trust                                 15,000         400,500
Duke Realty Corp.                                         22,000         644,160
                                                                   -------------
                                                                       1,044,660
                                                                   -------------

TOTAL BUILDING/REAL ESTATE                                             1,709,310
                                                                   -------------
CONSUMER DURABLES - 2.30%
HOUSEHOLD GOODS - 2.30%
LA-Z-Boy Inc.                                             16,400         331,280
Mattel Inc.                                               17,500         338,800
                                                                   -------------
                                                                         670,080
                                                                   -------------

TOTAL CONSUMER DURABLES                                                  670,080
                                                                   -------------

CONSUMER STAPLES - 10.16%
FOOD/BEVERAGE - 2.37%
Albertson's, Inc.                                         34,000         689,860
                                                                   -------------

PACKAGED GOODS - 1.87%
Avon Products, Inc.                                        8,000         543,680
                                                                   -------------

RETAIL - 4.73%
BJ's Wholesale Club**                                     16,000   $     411,040
Dollar General Corp.                                      20,000         449,400
Target Corp.                                              12,900         512,646
                                                                   -------------
                                                                       1,373,086
                                                                   -------------

TEXTILE/APPAREL - 1.19%
Jones Apparel Group                                       10,000         345,000
                                                                   -------------

TOTAL CONSUMER STAPLES                                                 2,951,626
                                                                   -------------

ELECTRIC & GAS UTILITIES - 6.90%
ELECTRIC UTILITIES - 3.15%
Duke Energy Corp.                                         20,400         370,260
Xcel Energy Inc.                                          33,190         544,316
                                                                   -------------
                                                                         914,576
                                                                   -------------

GAS UTILITIES - 3.75%
Nicor Inc.                                                10,500         359,835
Questar Corp.                                             23,000         730,250
                                                                   -------------
                                                                       1,090,085
                                                                   -------------

TOTAL ELECTRIC & GAS UTILITIES                                         2,004,661
                                                                   -------------

ENERGY - 12.30%
OIL FIELD SERVICES - 1.97%
Baker Hughes, Inc.                                         8,000         226,080
Transocean Inc.**                                         18,000         345,420
                                                                   -------------
                                                                         571,500
                                                                   -------------

OIL & GAS - 8.95%
BP PLC                                                    15,780         668,756
Kerr-McGee Corp.                                           8,500         352,750
Valero Energy Corp.                                       18,500         789,950
Westport Resources Corp.**                                33,000         790,020
                                                                   -------------
                                                                       2,601,476
                                                                   -------------

COAL - 1.38%
Peabody Energy Corp.                                      12,000         399,960
                                                                   -------------

TOTAL ENERGY                                                           3,572,936
                                                                   -------------

                                                       SHARES          VALUE*
                                                   -------------   -------------
FINANCIAL- 9.03%
BANKS/S & L/FINANCE/LEASE - 3.73%
PNC Financial Services Group                               9,100   $     487,487
Wachovia Corp.                                            13,000         596,310
                                                                   -------------
                                                                       1,083,797
                                                                   -------------

BROKERS/FINANCIAL SERVICES - 3.30%
Gallagher Arthur J & Co.                                  12,900         376,551
Marsh & McLennan Cos., Inc.                               13,600         581,400
                                                                   -------------
                                                                         957,951
                                                                   -------------

INSURANCE - 2.00%
Allstate Corp.                                            14,720         581,440
                                                                   -------------

TOTAL FINANCIAL                                                        2,623,188
                                                                   -------------

HEALTHCARE - 16.75%
DRUGS - 11.20%
Abbott Laboratories                                       22,100         941,902
Amgen, Inc.**                                             11,000         679,360
Barr Laboritories Inc.**                                   6,000         460,620
Merck & Co Inc.                                            8,000         354,000
Mylan Laboratories                                        16,875         407,531
Schering-Plough Corp.                                     27,000         412,290
                                                                   -------------
                                                                       3,255,703
                                                                   -------------

MEDICAL PRODUCTS - 3.85%
Cardinal Health, Inc.                                      9,000         534,060
Pall Corp.                                                25,000         585,000
                                                                   -------------
                                                                       1,119,060
                                                                   -------------

HEALTHCARE SERVICES - 1.70%
Medco Health Solutions Inc.**                             14,844         492,821
                                                                   -------------

TOTAL HEALTHCARE                                                       4,867,584
                                                                   -------------

INDUSTRIAL PRODUCTS & SERVICES - 10.57%
AEROSPACE - 1.59%
Boeing Co                                                 12,000         461,880
                                                                   -------------

BUSINESS INFO/SERV. - 2.04%
Maximus Inc.**                                            17,000         593,470
                                                                   -------------

ELECTRICAL PRODUCTS - 2.42%
Emerson Electric Co.                                      12,400   $     703,700
                                                                   -------------

INDUSTRIAL COMPONENTS - 4.52%
Kennametal, Inc.                                          18,100         667,528
Snap On, Inc.                                             22,000         645,480
                                                                   -------------
                                                                       1,313,008
                                                                   -------------

TOTAL INDUSTRIAL PRODUCTS
 & SERVICES                                                            3,072,058
                                                                   -------------

TECHNOLOGY - 11.98%
COMPUTERS/PERIPHERAL - 4.85%
Hewlett-Packard Co.                                       31,100         693,841
International Business
 Machines Corp.                                            8,000         715,840
                                                                   -------------
                                                                       1,409,681
                                                                   -------------

ELECTRONICS - 3.46%
Anixter International, Inc.**                             18,700         446,556
Flextronics International**                               40,000         560,000
                                                                   -------------
                                                                       1,006,556
                                                                   -------------

SOFTWARE/SYSTEM SUPPORT - 3.67%
Electronic Data Systems Corp.                             18,000         386,100
FileNET Corp.**                                           25,500         681,360
                                                                   -------------
                                                                       1,067,460
                                                                   -------------

TOTAL TECHNOLOGY                                                       3,483,697
                                                                   -------------

TELECOMMUNICATIONS - 4.15%
COMMUNICATIONS - 4.15%
Bellsouth Corp.                                           24,100         634,071
Verizon Communications, Inc.                              17,000         571,200
                                                                   -------------
                                                                       1,205,271
                                                                   -------------

TOTAL TELECOMMUNICATIONS                                               1,205,271
                                                                   -------------

                                                       SHARES          VALUE*
                                                   -------------   -------------
TRANSPORTATION - 2.04%
RAILS/TRUCK/MARINE - 2.04%
Teekay Shipping Corp.                                      7,000   $     336,910
U.S. Freightways Corp.                                     8,000         255,360
                                                                   -------------
                                                                         592,270
                                                                   -------------

TOTAL TRANSPORTATION                                                     592,270
                                                                   -------------

TOTAL COMMON STOCKS                                                   28,723,256
  (Cost $19,894,193)                                               -------------

SHORT-TERM INVESTMENTS - 0.73%
MUTUAL FUNDS - 0.73%
Fifth Third C/P Fund ***                                 211,389         211,389
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS                                             211,389
  (Cost $211,389)                                                  -------------

TOTAL INVESTMENTS                                          99.57%     28,934,645
  (Cost $20,105,582)

Other Assets in
Excess of Liabilities                                       0.43%        124,703
                                                   -----------------------------

NET ASSETS                                                100.00%  $  29,059,348
                                                   =============================

* See note 1 to financial statements.
** Denotes non-income producing security.
*** Related Party

ARISTATA QUALITY BOND FUND

DUE                    BOND RATING**      PRINCIPAL
DATE        COUPON       MOODY'S/S&P         AMOUNT         VALUE*
--------   --------    -------------   ------------   ------------
U.S. GOVERNMENT &
 AGENCY OBLIGATIONS - 38.28%
U.S. TREASURY NOTES - 13.40%
07/15/06      7.000%         Aaa/AAA   $    650,000   $    730,895
08/15/11      5.000%         Aaa/AAA        690,000        736,494
08/15/12      4.375%         Aaa/AAA        200,000        203,094
05/15/13      3.625%         Aaa/AAA        200,000        191,555
                                                      ------------
                                                         1,862,038
                                                      ------------

U.S. TREASURY BONDS - 3.16%
05/15/10     10.000%         Aaa/AAA        390,000        438,826
                                                      ------------
                                                           438,826
                                                      ------------

FEDERAL HOME LOAN BANK - 12.06%
06/11/18      5.000%         Aaa/AAA        125,000        120,682
07/10/23      5.050%         Aaa/AAA        155,000        140,541
08/19/09      7.050%         Aaa/AAA        120,000        125,321
01/12/10      7.155%         Aaa/AAA        120,000        127,258
02/09/15      8.000%         Aaa/AAA        100,000        108,003
08/10/16      6.700%         Aaa/AAA        230,000        238,868
12/29/16      6.650%         Aaa/AAA         50,000         50,398
02/13/17      6.700%         Aaa/AAA        100,000        101,430
03/08/17      6.500%         Aaa/AAA        100,000        101,672
01/24/18      5.740%         Aaa/AAA        125,000        126,613
05/09/18      5.350%         Aaa/AAA        125,000        123,730
06/04/18      5.150%         Aaa/AAA        100,000         97,531
08/08/18      5.500%         Aaa/AAA        150,000        147,568
09/16/13      5.750%         Aaa/AAA         65,000         66,142
                                                      ------------
                                                         1,675,757
                                                      ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.84%
10/12/16      6.105%         Aaa/AAA        190,000        195,033
11/07/17      6.050%         Aaa/AAA        200,000        200,094
                                                      ------------
                                                           395,127
                                                      ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.82%
03/10/16      8.200%         Aaa/AAA         55,000         71,970
10/25/16      6.100%         Aaa/AAA        120,000        123,727
12/28/16      6.780%         Aaa/AAA         70,000         76,479
04/24/17      6.500%         Aaa/AAA         70,000         75,689
11/07/17      5.750%         Aaa/AAA        200,000        203,086
11/13/17      6.040%         Aaa/AAA        200,000        204,277
06/04/18      5.000%         Aaa/AAA        200,000        193,362
                                                      ------------
                                                           948,590
                                                      ------------

DUE                    BOND RATING**      PRINCIPAL
DATE        COUPON       MOODY'S/S&P         AMOUNT         VALUE*
--------   --------    -------------   ------------   ------------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                    $  5,320,338
 (Cost $5,077,359)                                    ------------

CORPORATE BONDS - 55.84%
COMMUNICATIONS - 1.87%
Bellsouth Corp.
10/15/11      6.000%           A1/A+   $    120,000        129,818
SBC Communications Inc.
03/15/11      6.250%           A1/A+        120,000        130,512
                                                      ------------

TOTAL COMMUNICATIONS                                       260,330
                                                      ------------

ELECTRIC UTILITIES - 0.98%
Gulf Power Co.
08/15/04      7.050%            A2/A        130,000        135,799
                                                      ------------

TOTAL ELECTRIC UTILITIES                                   135,799
                                                      ------------

FINANCIAL - 22.75%
AUTOMOBILE - 1.41%
Toyota Motor Credit
12/15/08      5.500%         Aa1/AAA        180,000        196,190
                                                      ------------

BANKS/S & L/FINANCE/LEASE - 9.79%
Bank of America Corp.
05/12/05      7.125%          Aa2/A+        230,000        248,273
Citicorp
08/15/05      6.750%          Aa2/A+        330,000        357,671
National City Corp.
05/15/19      6.875%            A2/A        280,000        318,597
Wells Fargo & Co.
02/01/11      6.450%         Aa1/AA-        100,000        111,927
Wells Fargo & Co.
11/15/14      5.000%          Aa2/A+        325,000        323,464
                                                      ------------
                                                         1,359,932
                                                      ------------

BROKERS/FINANCIAL SERVICES - 11.55%
Bear Stearns Co.
03/01/07      7.000%            A1/A   $    120,000   $    135,155
Bear Stearns Co.
07/02/18      4.650%            A1/A        140,000        127,175
Charles Schwab Corp.
03/01/10      8.050%           A3/A-        210,000        243,367
Credit Suisse First Boston Inc.
11/15/11      6.125%         Aa3/AA-        300,000        324,724
Goldman Sachs Group Inc.
01/15/11      6.875%          Aa3/A+        120,000        135,908
Merrill Lynch & Co.
04/27/08      7.000%          Aa3/A+        330,000        375,009
Morgan Stanley Dean Witter & Co.
01/15/07      8.330%          Aa3/A+        230,000        264,405
                                                      ------------
                                                         1,605,743
                                                      ------------

TOTAL FINANCIAL                                          3,161,865
                                                      ------------

INDUSTRIAL - 30.24%
AEROSPACE - 1.82%
United Technologies Corp.
05/15/12      6.100%            A2/A        230,000        252,752
                                                      ------------

BROADCASTING/ENTERTAINMENT - 1.81%
Walt Disney Co.
03/30/06      6.750%       Baa1/BBB+        230,000        251,111
                                                      ------------

CHEMICALS - 2.65%
Dow Chemical Co.
02/01/11      6.125%           A3/A-        350,000        368,797
                                                      ------------

COMPUTER/PERIPHERAL - 1.48%
Hewlett Packard Co.
06/15/05      7.150%           A2/A-        190,000        205,158
                                                      ------------

DRUGS - 0.79%
Eli Lilly & Co.
03/15/12      6.000%          Aa3/AA        100,000        109,285
                                                      ------------

DUE                    BOND RATING**      PRINCIPAL
DATE        COUPON       MOODY'S/S&P         AMOUNT         VALUE*
--------   --------    -------------   ------------   ------------
FOOD/BEVERAGE - 4.96%
Albertson's, Inc.
08/01/09      6.950%        Baa2/BBB   $     70,000   $     78,187
Anheuser Busch Co.
01/15/14      4.950%           A1/A+        175,000        176,045
Anheuser Busch Co.
10/15/16      5.050%           A1/A+        150,000        148,520
Coca Cola Enterprises Inc.
08/15/11      6.125%           A2/A+        140,000        153,805
Sara Lee Corp.
09/15/11      6.250%           A3/A+        120,000        132,674
                                                      ------------
                                                           689,231
                                                      ------------

HOUSEHOLD GOODS - 2.69%
Kimberly Clark Corp
02/15/12      5.625%         Aa2/AA-        350,000        374,314
                                                      ------------

MEDICAL PRODUCTS - 1.67%
Cardinal Health Inc.
06/15/15      4.000%            A2/A        255,000        231,578
                                                      ------------

METALS - 2.32%
Alcan Aluminum Ltd.
11/01/08      6.250%           A2/A-        290,000        322,343
                                                      ------------

PACKAGED GOODS - 3.47%
Fortune Brands, Inc.
04/01/08      6.250%            A2/A        230,000        255,260
Estee Lauder Inc.
01/15/12      6.000%           A1/A+        210,000        227,556
                                                      ------------
                                                           482,816
                                                      ------------

PAPER/PACKAGING - 2.84%
Avery Dennison Corp.
04/15/05      6.750%            A2/A        370,000        394,628
                                                      ------------

RESTAURANTS - 1.48%
McDonalds Corp.
04/15/11      6.000%            A2/A        190,000        206,094
                                                      ------------

RETAIL - 2.26%
Target Corp.
04/01/07      5.500%           A2/A+   $    170,000   $    184,201
03/01/12      5.875%           A2/A+        120,000        129,968
                                                      ------------
                                                           314,169
                                                      ------------

TOTAL INDUSTRIAL                                         4,202,276
                                                      ------------

TOTAL CORPORATE BONDS                                    7,760,270
 (Cost $7,198,402)                                    ------------

                                          SHARES
                                       ------------
SHORT-TERM INVESTMENTS
MUTUAL FUNDS - 4.84%
Fifth Third C/P Fund ***                    384,436        384,436
Fifth Third Treasury Fund ***               288,483        288,483
                                                      ------------

TOTAL SHORT-TERM INVESMENTS                                672,919
 (Cost $672,919)                                      ------------

TOTAL INVESMENTS                              98.96%    13,753,527
 (Cost $12,948,680)

Other Assets in Excess                         1.04%       144,239
 of Liabilities                        ---------------------------

NET ASSETS                                   100.00%  $ 13,897,766
                                       ===========================

* See note 1 to financial statements.
** Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2003.
*** Related Party

STATEMENTS OF INVESTMENTS - OCTOBER 31, 2003 (UNAUDITED)

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

DUE                    BOND RATING**      PRINCIPAL
DATE        COUPON       MOODY'S/S&P         AMOUNT         VALUE*
--------   --------    -------------   ------------   ------------
COLORADO MUNICIPAL OBLIGATIONS - 95.57%
PREREFUNDED - 3.13%
Clear Creek County
School District, FSA
12/01/17      5.750%         Aaa/AAA   $    100,000   $    117,265
Colo Department of
Transportation, AMBAC
06/15/15      5.700%         Aaa/AAA        250,000        292,533
                                                      ------------

TOTAL PREREFUNDED                                          409,798
 (Cost $345,986)                                      ------------

GENERAL OBLIGATION BONDS - 37.00%
Adams County
School District #12, FGIC
12/15/09      5.250%         Aaa/AAA        500,000        567,785
Adams County
School District #50
12/01/10      5.250%          A1/AA-        500,000        543,035
Aspen, Colorado
Housing, Series B
12/01/20      5.000%          Aa3/NR        175,000        180,211
Basalt Colorado
Sanitation District, AMBAC
12/01/18      5.000%          Aaa/NR        125,000        131,102
Boulder County
Open Space
06/15/08      5.100%           NR/AA        200,000        217,004
Boulder Valley
School District #Re-2, FGIC
12/01/13      5.000%         Aaa/AAA        150,000        161,121
Carbon Valley
Pk & Rec, AMBAC
12/01/19      4.650%          NR/AAA        150,000        153,039
Clear Creek County
School District #Re-1, FSA
12/01/13      4.300%          NR/AAA        125,000        130,184
Denver Colorado
City & County
08/01/14      5.000%         Aa1/AA+        100,000        105,907
Denver Colorado
City & County
10/01/16      4.000%         Aa1/AA+        125,000        123,350
El Paso County School
District #20, FGIC
12/15/07      3.750%         Aaa/AAA   $    150,000   $    159,265
Garfield County
School District, FSA
12/01/15      4.300%          Aaa/NR        125,000        128,149
Parker Colorado
Property District 1, AMBAC
12/01/12      4.550%         Aaa/AAA        175,000        184,852
Pitkin County
School District 1, FGIC
12/01/20      5.000%         Aaa/AAA        150,000        155,248
San Miguel County
School District #R-1, MBIA
12/01/06      5.200%         Aaa/AAA        250,000        276,003
South Suburban
Park & Recreation District, FGIC
12/15/06      5.050%         Aaa/AAA        500,000        519,985
Summit County
School District #Re-1, FGIC
12/01/07      5.250%         Aaa/AAA        500,000        540,030
Thornton, FSA
12/01/07      5.150%         Aaa/AAA        500,000        557,760
                                                      ------------

TOTAL GENERAL OBLIGATION BONDS                           4,834,030
 (Cost $4,489,857)                                    ------------
REVENUE BONDS - 55.44%
EDUCATION - 9.56%
Colorado EDL & Cultural
12/01/16      6.000%           NR/AA        125,000        142,921
Colorado EDL & Cultural, AMBAC
06/01/20      5.000%         Aaa/AAA        200,000        206,620
12/01/21      5.000%          Aaa/NR        150,000        154,325
Colorado School of Mines, AMBAC
12/01/30      5.000%         Aaa/AAA        100,000        100,495
Colorado State Board of Agriculture
Research Revenue, AMBAC
12/01/10      4.300%          Aaa/NR        175,000        179,783
University of Colorado
Certificates of Participation,AMBAC
06/01/23      5.000%         Aaa/AAA        150,000        152,897

DUE                    BOND RATING**      PRINCIPAL
DATE        COUPON       MOODY'S/S&P         AMOUNT         VALUE*
--------   --------    -------------   ------------   ------------
REVENUE BONDS - 55.44%(CON'T)
EDUCATION - 9.56% (CON'T)
University of Colorado Enterprise
System Revenue Series A
06/01/16      5.100%         Aa3/AA-   $    150,000   $    159,789
University of Colorado Enterprise
System Revenue Series B, FGIC
06/01/24      5.000%         Aaa/AAA        150,000        152,204
                                                      ------------
                                                         1,249,034
                                                      ------------

FINANCE - 11.56%
Aspen Colorado Sales Tax
11/01/10      5.000%            NR/A        120,000        130,445
Boulder Colorado
Sales Tax, AMBAC
08/15/13      5.150%         Aaa/AAA        100,000        108,216
Delta Colorado
Sales & Use Tax, FSA
12/01/11      4.000%          Aaa/NR        100,000        104,293
Douglas County
Sales & Use Tax, MBIA
10/15/07      5.250%         Aaa/AAA        300,000        327,831
Durango Colorado
Sales & Use Tax, FGIC
12/01/16      5.500%         Aaa/AAA        200,000        221,570
Greeley Colorado
Sales & Use Tax, AMBAC
10/01/19      4.400%         Aaa/AAA        125,000        125,238
Jefferson County
Open Space, FGIC
11/01/19      5.000%         Aaa/AAA        100,000        104,287
Larimar County
Courts Cetificate, FSA
12/15/11      3.800%         Aaa/AAA        150,000        154,353
Pitkin County
Sales Tax, FSA
12/01/11      4.000%         Aaa/AAA        125,000        130,366
Vail Colorado
Sales Tax, MBIA
06/01/08      3.350%          Aaa/NR        100,000        103,612
                                                      ------------
                                                         1,510,211
                                                      ------------

HOSPITAL - 1.86%
University of Colorado
Hospital Authority, AMBAC
11/15/09      5.000%          Aaa/NR   $    220,000   $    243,397
                                                      ------------

MISCELLANEOUS-OTHER - 2.34%
Boulder County Colorado
(Atmospheric Research), MBIA
09/01/22      5.000%          AaaAAA        200,000        204,284
Boulder County Colorado
Open Space, MBIA
07/15/14      4.000%         Aaa/AAA        100,000        100,970
                                                      ------------
                                                           305,254
                                                      ------------

POWER - 2.56%
Adams County
Pollution Control, MBIA
04/01/08      5.625%         Aaa/AAA        175,000        177,450
Pueblo County
Pollution Control, AMBAC
01/01/19      5.100%         Aaa/AAA        150,000        156,564
                                                      ------------
                                                           334,014
                                                      ------------

TRANSPORTATION - 7.39%
Arapahoe County
Highway E-470, MBIA
08/31/05      5.150%         Aaa/AAA        250,000        267,647
Colorado Department of
Transportation, MBIA
06/15/09      4.200%         Aaa/AAA        225,000        241,085
Colorado Department of
Transportation, Series A
12/15/16      4.375%         Aaa/AAA        125,000        128,182
Denver City & County
Airport, MBIA
11/15/16      5.750%         Aaa/AAA        300,000        329,193
                                                      ------------
                                                           966,107
                                                      ------------

DUE                    BOND RATING**      PRINCIPAL
DATE        COUPON       MOODY'S/S&P         AMOUNT         VALUE*
--------   --------    -------------   ------------   ------------
WATER/SEWER - 20.17%
Boulder Colorado
Water & Sewer
12/01/12      5.300%         Aa2/AA+   $    125,000   $    138,334
Broomfield Colorado
Water Activity, MBIA
12/01/22      4.750%         Aaa/AAA        125,000        125,756
Colorado Springs Utility
11/15/21      5.000%          Aa2/AA        245,000        252,700
Colorado Water Reservoir
& Power Development Authority
09/01/07      5.250%         Aaa/AAA        250,000        279,553
East Cherry Creek
Water & Sanitation, MBIA
11/15/17      4.600%         Aaa/AAA        250,000        258,083
Fort Collins
Storm Drainage, AMBAC
12/01/20      4.875%         Aaa/AAA        250,000        257,350
Fountain Valley
Authority Water Treatment
12/01/07      5.200%          Aa2/AA        400,000        431,200
Golden Colorado
Water & Waste, FSA
11/15/22      4.950%          Aaa/NR        150,000        153,384
Little Thompson
Water District, MBIA
12/01/18      5.800%          Aaa/NR        150,000        169,950
Pagosa Area
Water & Sanitation, MBIA
12/01/14      4.000%         Aaa/AAA        150,000        151,518
Pleasant View
Water and Sanitation District, MBIA
12/01/13      4.350%         Aaa/AAA        125,000        130,111
Pueblo Colorado
Board Waterworks, FSA
11/01/09      5.250%         Aaa/AAA        120,000        136,027
St. Charles Colorado
Mesa Water District, MBIA
12/01/20      4.600%          NR/AAA        150,000        151,361
                                                      ------------
                                                         2,635,327
                                                      ------------

                                                            VALUE*
                                                      ------------
TOTAL REVENUE BONDS                                   $  7,243,344
 (Cost $6,825,168)                                    ------------

TOTAL COLORADO MUNICIPAL
OBLIGATIONS                                             12,487,172
 (Cost $11,661,011)                                   ------------

TOTAL INVESTMENTS                             95.57%    12,487,172
 (Cost $11,661,011)

Other Assets in Excess
 of Liabilities                                4.43%       578,595
                                       ---------------------------

NET ASSETS                                   100.00%  $ 13,065,767
                                       ===========================

*See note 1 to financial statements.
**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2003.
***The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at October 31, 2003 (as a percentage of net assets):

                         MBIA                      23.07%
                         FGIC                      19.76%
                        AMBAC                      18.72%
                          FSA                      12.34%

STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 2003 (UNAUDITED)

                                                                                            COLORADO QUALITY
                                                            EQUITY       QUALITY BOND          TAX-EXEMPT
                                                      -------------------------------------------------------
ASSETS:
Investments, at value (Cost - see below)                 $ 28,934,645    $ 13,753,527         $ 12,487,172
Cash                                                                0               0              327,638
Dividends receivable                                           43,451               0                    0
Interest receivable                                               599         217,291              218,570
Receivable for portfolio shares sold                          100,012          15,440                    0
Receivable for investments sold                                37,163               0              100,250
Prepaid and other assets                                        4,237           3,400                   14
                                                       ------------------------------------------------------
         Total assets                                      29,120,107      13,989,658           13,133,644
                                                       ------------------------------------------------------

LIABILITIES:
Payable for investments purchased                               1,750           1,271                    0
Payable for portfolio shares redeemed                               0              63                    0
Accrued investment advisory fee                                22,052           6,348                5,911
Accrued administration fee                                     13,463           6,700                3,995
Dividends payable                                                   0          51,295               38,813
Other payables                                                 23,494          26,215               19,158
                                                       ------------------------------------------------------
         Total Liabilities                                     60,759          91,892               67,877
                                                       ------------------------------------------------------
NET ASSETS                                               $ 29,059,348    $ 13,897,766         $ 13,065,767
                                                       ======================================================

COST OF INVESTMENTS                                      $ 20,105,582    $ 12,948,680         $ 11,661,011

COMPOSITION OF NET ASSETS:
Paid in capital                                          $ 20,695,309    $ 13,878,106         $ 12,102,038
(Over)/Undistributed net investment income                      1,453        (224,342)               8,888
Accumulated net realized gain (loss) on investments          (466,477)       (560,845)             128,680
Net unrealized appreciation in value of investments         8,829,063         804,847              826,161
                                                       ------------------------------------------------------
NET ASSETS                                               $ 29,059,348    $ 13,897,766         $ 13,065,767
                                                       ======================================================

NET ASSET VALUE PER SHARE:
Net Assets                                               $ 29,059,348    $ 13,897,766         $ 13,065,767
Shares of beneficial interest outstanding                   3,910,112       1,431,354            1,327,777
Net asset value and redemption price per share           $       7.43    $       9.71         $       9.84

See notes to financial statements.

STATEMENTS OF OPERATIONS - FOR THE SIX MONTHS ENDED OCTOBER 31, 2003 (UNAUDITED)

                                                                                            COLORADO QUALITY
                                                           EQUITY        QUALITY BOND          TAX-EXEMPT
                                                        ------------------------------------------------------
INVESTMENT INCOME:
Interest                                                 $      3,432    $    426,402         $    312,334
Dividends                                                     285,100               0                    0
                                                        ------------------------------------------------------
     Total Income                                             288,532         426,402              312,334
                                                        ------------------------------------------------------

EXPENSES:
Investment advisory fee (Note 4)                              116,564          38,963               34,724
Administration fee (Note 4)                                    76,230          38,115               22,869
Legal                                                             930           3,430                  590
Printing                                                        5,620           3,260                3,968
Registration                                                    6,482           6,604                   72
Audit                                                           9,770          13,230               10,370
Custodian                                                       2,152           1,677                1,802
Trustees                                                          924             478                  372
Insurance                                                         532             792                  566
Other                                                           7,680           9,570               10,451
                                                        ------------------------------------------------------
     Total Expenses Before Waivers                            226,884         116,119               85,784
Expenses waived by administrator (Note 4)                     (10,513)         (5,288)              (3,197)
                                                        ------------------------------------------------------
     Net Expenses                                             216,371         110,831               82,587
                                                        ------------------------------------------------------

Net Investment Income                                          72,161         315,571              229,747
                                                        ------------------------------------------------------

Net realized gain on investments                            1,154,176          28,571              119,961
Change in net unrealized appreciation/depreciation          2,504,698        (363,761)            (289,532)
                                                        ------------------------------------------------------
Net gain (loss) on investments                              3,658,874        (335,190)            (169,571)
                                                        ------------------------------------------------------

Net Increase (Decrease) in Net Assets From Operations    $  3,731,035    $    (19,619)        $     60,176
                                                        ======================================================

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS - EQUITY FUND

                                                                FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                                   OCTOBER 31, 2003**        APRIL 30, 2003
                                                             -------------------------------------------------
OPERATIONS:
  Net investment income                                              $       72,161         $      381,997
  Net realized gain on investments                                        1,154,176              4,597,536
  Change in net unrealized appreciation/depreciation                      2,504,698            (18,777,911)
                                                             -------------------------------------------------
  Net increase (decrease) in net assets from operations                   3,731,035            (13,798,378)
                                                             -------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                                (74,289)              (407,670)
  From net realized gain                                                          0             (2,115,710)
                                                             -------------------------------------------------
  Net decrease in net assets from distributions                             (74,289)            (2,523,380)
                                                             -------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                            1,869,253              3,844,850
  Reinvested dividends                                                       55,103              2,123,577
  Cost of shares redeemed                                                  (802,884)           (33,063,463)
                                                             -------------------------------------------------
  Net increase (decrease) in net assets from
    share transactions                                                    1,121,472            (27,095,036)

NET INCREASE (DECREASE) IN NET ASSETS                                     4,778,218            (43,416,794)
                                                             -------------------------------------------------

NET ASSETS:
  Beginning of period                                                    24,281,130             67,697,924
                                                             -------------------------------------------------
  End of period*                                                     $   29,059,348         $   24,281,130
                                                             =================================================

*Includes undistributed net investment income of:                    $        1,453         $        3,581

**Unaudited

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS - QUALITY BOND FUND

                                                                FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                                   OCTOBER 31, 2003**        APRIL 30, 2003
                                                             -------------------------------------------------
OPERATIONS:
  Net investment income                                              $      315,571         $    1,201,017
  Net realized gain on investments                                           28,571              1,103,817
  Change in net unrealized appreciation/depreciation                       (363,761)                80,383
                                                             -------------------------------------------------
  Net increase (decrease) in net assets from operations                     (19,619)             2,385,217
                                                             -------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                               (315,572)            (1,509,224)
                                                             -------------------------------------------------
  Net decrease in net assets from distributions                            (315,572)            (1,509,224)
                                                             -------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                            1,893,631              3,306,781
  Reinvested dividends                                                      185,916              1,067,814
  Cost of shares redeemed                                                (4,264,485)           (30,655,057)
                                                             -------------------------------------------------
  Net decrease in net assets from
    share transactions                                                   (2,184,938)           (26,280,462)

NET DECREASE IN NET ASSETS                                               (2,520,129)           (25,404,469)
                                                             -------------------------------------------------

NET ASSETS:
  Beginning of period                                                    16,417,895             41,822,364
                                                             -------------------------------------------------
  End of period*                                                     $   13,897,766         $   16,417,895
                                                             =================================================

*Includes overdistributed net investment income of:                  $     (224,342)        $     (224,341)

**Unaudited

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS - COLORADO QUALITY TAX-EXEMPT FUND

                                                                FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                                   OCTOBER 31, 2003**        APRIL 30, 2003
                                                             -------------------------------------------------
OPERATIONS:
  Net investment income                                              $      229,747         $      546,746
  Net realized gain on investments                                          119,961                  8,795
  Change in net unrealized appreciation/depreciation                       (289,532)               418,742
                                                             -------------------------------------------------
  Net increase in net assets from operations                                 60,176                974,283
                                                             -------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                               (229,748)              (546,152)
  From net realized gain                                                          0                 (6,020)
                                                             -------------------------------------------------
  Net decrease in net assets from distributions                            (229,748)              (552,172)
                                                             -------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                              209,618              1,634,243
  Reinvested dividends                                                       61,133                174,495
  Cost of shares redeemed                                                (1,004,220)            (1,612,115)
                                                             -------------------------------------------------
  Net increase (decrease) in net assets from
    share transactions                                                     (733,469)               196,623

NET INCREASE (DECREASE) IN NET ASSETS                                      (903,041)               618,734
                                                             -------------------------------------------------

NET ASSETS:
  Beginning of period                                                    13,968,808             13,350,074
                                                             -------------------------------------------------
  End of period*                                                     $   13,065,767         $   13,968,808
                                                             =================================================

*Includes undistributed net investment income of:                    $        8,888         $        8,889

**Unaudited

See notes to financial statements.

FINANCIAL HIGHLIGHTS - EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                            FOR THE SIX MONTHS
                                             ENDED OCTOBER 31,                    FOR THE YEAR ENDED APRIL 30,
                                                  2003*             2003         2002         2001         2000         1999
                                            -----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period             $   6.47        $   8.22     $   9.34     $   9.34     $  11.11     $  10.44
                                            -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.02            0.07         0.10         0.11         0.12         0.14
  Net realized and unrealized gain (loss)
    on investments                                    0.96           (1.49)       (0.58)        0.78        (0.01)        0.81
                                            -----------------------------------------------------------------------------------

  Total income gain (loss) from investment
    operations                                        0.98           (1.42)       (0.48)        0.89         0.11         0.95
                                            -----------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                         (0.02)          (0.07)       (0.09)       (0.11)       (0.12)       (0.14)
  From net realized gain                              0.00           (0.26)       (0.55)       (0.78)       (1.76)       (0.14)
                                            -----------------------------------------------------------------------------------
  Total distributions                                (0.02)          (0.33)       (0.64)       (0.89)       (1.88)       (0.28)
                                            -----------------------------------------------------------------------------------

Net asset value - end of period                   $   7.43        $   6.47     $   8.22     $   9.34     $   9.34     $  11.11
                                            ===================================================================================

TOTAL RETURN(3)                                      15.15%(2)      (17.25)%      (4.99)%      10.31%        2.23%        9.39%
                                            ===================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $ 29,059        $ 24,281     $ 67,698     $ 68,707     $ 73,076     $ 94,373
                                            ===================================================================================
Ratio of expenses to average net assets               1.57%(1)        1.29%        1.05%        1.05%        1.01%        0.95%
                                            ===================================================================================
Ratio of net investment income to
  average net assets                                  0.52%(1)        1.10%        1.10%        1.14%        1.20%        1.41%
                                            ===================================================================================
Ratio of expenses to average net
  assets without fee waivers                          1.65%(1)        1.47%        1.17%        1.16%        1.09%        1.11%
                                            ===================================================================================
Ratio of net investment income to
  average net assets without fee waivers              0.45%(1)        0.92%        0.99%        1.03%        1.12%        1.25%
                                            ===================================================================================

Portfolio turnover rate                              19.98%(1)       17.82%       24.12%       27.47%       16.63%       25.26%
                                            ===================================================================================

(1) Annualized
(2) Total returns for periods of less than one year are not annualized.
(3) Total return would have been lower had various fees not been waived during the period.

*Unaudited

See notes to financial statements.

FINANCIAL HIGHLIGHTS - QUALITY BOND FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                            FOR THE SIX MONTHS
                                             ENDED OCTOBER 31,                    FOR THE YEAR ENDED APRIL 30,
                                                  2003*             2003         2002         2001         2000         1999
                                            -----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period             $   9.94        $   9.75     $   9.75     $   9.32     $   9.88     $   9.97
                                            -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.18            0.51         0.57         0.60         0.59         0.62
  Net realized and unrealized gain (loss)
    on investments                                   (0.21)           0.34        (0.01)        0.43        (0.57)       (0.08)
                                            -----------------------------------------------------------------------------------

  Total income (loss) from investment
  operations                                         (0.03)           0.85         0.56         1.03         0.02         0.54
                                            -----------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                         (0.20)          (0.66)       (0.56)       (0.60)       (0.58)       (0.61)
  From net realized gain                                 -               -            -            -            -        (0.02)
                                            -----------------------------------------------------------------------------------
  Total distributions                                (0.20)          (0.66)       (0.56)       (0.60)       (0.58)       (0.63)
                                            -----------------------------------------------------------------------------------

Net asset value - end of period                   $   9.71        $   9.94     $   9.75     $   9.75     $   9.32     $   9.88
                                            ===================================================================================

TOTAL RETURN(3)                                      (0.27)%(2)       8.93%        5.85%       11.33%        0.28%        5.49%
                                            ===================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $ 13,898        $ 16,418     $ 41,822     $ 42,399     $ 42,408     $ 51,980
                                            ===================================================================================

Ratio of expenses to average net assets               1.42%(1)        0.94%        0.70%        0.70%        0.68%        0.65%
                                            ===================================================================================
Ratio of net investment income to
  average net assets                                  4.04%(1)        5.02%        5.75%        6.25%        6.16%        6.10%
                                            ===================================================================================
Ratio of expenses to average net
  assets without fee waivers                          1.49%(1)        1.06%        0.77%        0.79%        0.75%        0.76%
                                            ===================================================================================
Ratio of net investment income to
  average net assets without fee waivers              3.97%(1)        4.91%        5.67%        6.16%        6.10%        5.99%
                                            ===================================================================================

Portfolio turnover rate                              41.82%(1)       20.41%       32.04%       15.72%       10.06%        9.79%
                                            ===================================================================================

(1) Annualized
(2) Total returns for periods of less than one year are not annualized.
(3) Total return would have been lower had various fees not been waived during the period.

*Unaudited

See notes to financial statements.

FINANCIAL HIGHLIGHTS - COLORADO QUALITY TAX-EXEMPT FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                            FOR THE SIX MONTHS
                                             ENDED OCTOBER 31,                    FOR THE YEAR ENDED APRIL 30,
                                                  2003*             2003         2002         2001         2000         1999
                                            -----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period             $   9.95        $   9.65     $   9.58     $   9.35     $   9.89     $   9.94
                                            -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.17            0.38         0.45         0.46         0.46         0.49
  Net realized and unrealized gain (loss)
    on investments                                   (0.11)           0.30         0.08         0.23        (0.45)        0.04
                                            -----------------------------------------------------------------------------------

  Total income from investment operations             0.06            0.68         0.53         0.69         0.01         0.53
                                            -----------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                         (0.17)          (0.38)       (0.44)       (0.46)       (0.46)       (0.49)
  From net realized gain                                 -               -        (0.02)           -        (0.09)       (0.09)
                                            -----------------------------------------------------------------------------------
  Total distributions                                (0.17)          (0.38)       (0.46)       (0.46)       (0.55)       (0.58)
                                            -----------------------------------------------------------------------------------

Net asset value - end of period                   $   9.84        $   9.95     $   9.65     $   9.58     $   9.35     $   9.89
                                            ===================================================================================

TOTAL RETURN(3)                                       0.58%(2)        7.19%        5.62%        7.50%        0.16%        5.40%
                                            ===================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $ 13,066        $ 13,969     $ 13,350     $ 12,725     $ 13,799     $ 17,502
                                            ===================================================================================

Ratio of expenses to average net assets               1.19%(1)        0.86%        0.50%        0.50%        0.48%        0.45%
                                            ===================================================================================
Ratio of net investment income to
  average net assets                                  3.30%(1)        3.86%        4.57%        4.81%        4.85%        4.85%
                                            ===================================================================================
Ratio of expenses to average net assets
  without fee waivers and reimbursements              1.23%(1)        1.09%        1.03%        1.04%        0.93%        0.91%
                                            ===================================================================================
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                          3.26%(1)        3.62%        4.04%        4.27%        4.41%        4.40%
                                            ===================================================================================

Portfolio turnover rate                              13.58%(1)       17.79%       15.91%        9.29%       12.41%        7.86%
                                            ===================================================================================

(1) Annualized
(2) Total returns for periods of less than one year are not annualized.
(3) Total return would have been lower had various fees not been waived during the period.

*Unaudited

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

    Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.
    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

    INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

    FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
    At April 30, 2003, the Aristata Equity Fund had available for federal income tax purposes an unused capital loss carryover of $1,262,844 expiring April 30, 2011. At April 30, 2003, the Aristata Quality Bond Fund had available for federal income tax purposes unused capital loss carryovers of $89,177, 344,380, and 168,538 expiring April 30, 2008, 2009, and 2010, respectively.

    EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

    DIVIDENDS: The Equity Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net investment income are declared daily and paid monthly for the Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year for each of the Funds. Dividends to shareholders are recorded on the ex-dividend date.

    CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Fund.

    OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. SHARES OF BENEFICIAL INTEREST

    On October 31, 2003, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                         COLORADO QUALITY
                                        EQUITY FUND           QUALITY BOND FUND          TAX-EXEMPT FUND
                               --------------------------------------------------------------------------------
                                 FOR THE SIX    FOR THE    FOR THE SIX    FOR THE    FOR THE SIX    FOR THE
                                 MONTHS ENDED  YEAR ENDED  MONTHS ENDED  YEAR ENDED  MONTHS ENDED  YEAR ENDED
                                 OCTOBER 31,    APRIL 30,  OCTOBER 31,    APRIL 30,  OCTOBER 31,    APRIL 30,
                                     2003         2003         2003         2003         2003         2003
                               --------------------------------------------------------------------------------
Shares sold                           265,741     561,873       189,203     332,813        20,908     166,288
Shares issued as
  reinvestment of dividends             7,818     320,954        18,904     107,672         6,180      17,732
Shares redeemed                      (115,251) (5,369,477)     (428,446) (3,079,605)     (102,783)   (163,977)
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               158,308  (4,486,650)     (220,339) (2,639,120)      (75,695)     20,043
===============================================================================================================

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                                  COLORADO QUALITY
                                    EQUITY FUND          QUALITY BOND FUND        TAX-EXEMPT FUND
                                 -------------------------------------------------------------------
As of October 31, 2003
Gross appreciation (excess of
  value over tax cost)             $   9,568,739           $    880,849             $    828,626
Gross depreciation (excess of
  tax cost over value)                  (739,676)               (76,002)                  (2,465)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation        $   8,829,063           $    804,847             $    826,161
====================================================================================================
Cost of investments for income
  tax purposes                     $  20,463,390           $ 12,884,690             $ 11,601,352
====================================================================================================

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

    Tempest Investment Counselors, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund, respectively. Prior to October 1, 2002, the Adviser voluntarily agreed to waive a portion of its fees and/or reimburse fund expenses to the extent necessary for the Equity, Quality Bond and Colorado Quality Tax-Exempt Funds to maintain a total expense ratio of no more than 1.05%, 0.70% and 0.50%, respectively.
    ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum annual fee, effective October 1, 2002, of $150,000 for the Equity Fund, $75,000 for the Quality Bond Fund and $45,000 for the Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, shareholder servicing and transfer agency. ALPS has voluntarily agreed to waive its minimum annual fees to $146,500, $71,500 and $41,500 for the Aristata Equity, Quality Bond, and Colorado Tax-Exempt Funds, respectively, for the period October 1, 2003 to September 30, 2004. These waivers are voluntary and may be terminated at any time. For the period October 1, 2002 to September 20, 2003, ALPS voluntarily waived its minimum annual fees to $125,000, $62,500 and $37,500 for the Aristata Equity, Quality Bond and Colorado Tax-Exempt Funds, respectively. Prior to October 1, 2002, ALPS was entitled to receive a fee from each Fund at the annual rate of 0.20% of the average net assets of each Fund, subject to a minimum monthly fee of $15,000 for the Equity Fund, $7,500 for the Quality Bond Fund, and $5,000 for the Colorado Quality Tax-Exempt Fund.
    As of October 31, 2003, no shareholders of the Aristata Equity, Quality Bond, and Colorado Quality Tax-Exempt Funds held more than 10% of the outstanding shares of each respective Fund.

5. INVESTMENT TRANSACTIONS

    The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the six months ended October 31, 2003 were as follows:

                               U.S. GOVERNMENT
                                 SECURITIES            ALL OTHER            TOTAL
                             ----------------------------------------------------------
    EQUITY FUND
    Purchases                    $          -        $  4,131,903       $   4,131,903
    Sales                        $          -        $  2,633,783       $   2,633,783
    -----------------------------------------------------------------------------------
    QUALITY BOND FUND
    Purchases                    $  1,841,899        $  1,212,606       $   3,054,505
    Sales                        $  2,158,176        $  2,609,719       $   4,767,895
    -----------------------------------------------------------------------------------
    COLORADO QUALITY
    TAX-EXEMPT FUND
    Purchases                    $          -        $    906,345       $     906,345
    Sales                        $          -        $  1,720,294       $   1,720,294
    -----------------------------------------------------------------------------------

6. PROXY VOTING

    Fund policies and procedures used in determining how to vote proxies relating to portfolio securities is available without a charge, upon request, by contacting Aristata Funds at 800.644.8595 or www.aristata.com and on the Commission's website at http://www.sec.gov.

7. TRUSTEES

    As of October 31, 2003, the Funds are three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

INTERESTED TRUSTEES

                                                TERM OF OFFICE, LENGTH
                                                OF TIME SERVED AND              PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD   NUMBER OF PORTFOLIOS            YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS         OVERSEEN                        TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander          Trustee and        W. Robert Alexander             Mr. Alexander is the Chief Executive Officer
(76)                         Chairman           was elected by the              of ALPS Mutual Funds Services, Inc., and
                                                initial shareholder in          ALPS Distributors, Inc., which provide
1625 Broadway                                   December 1993 and               administration and distribution services,
Suite 2200                                      oversees 7 portfolios in        respectively, for proprietary mutual fund
Denver, CO 80202                                fund complex.                   complexes. Mr. Alexander was Vice Chairman
                                                                                of First Interstate Bank of Denver,
                                                                                responsible for Trust, Private Banking,
                                                                                Retail Banking, Cash Management Services and
                                                                                Marketing. Mr. Alexander is currently a
                                                                                member of the Board of Trustees of the
                                                                                Hunter and Hughes Trusts. Because of his
                                                                                affiliation with ALPS Mutual Funds Services
                                                                                and ALPS Distributors, Mr. Alexander is
                                                                                considered an "interested" Trustee of the
                                                                                Trust.

INDEPENDENT TRUSTEES

Mary K. Anstine (63)         Trustee            Mary K. Anstine was             President/Chief Executive Officer, HealthONE
                                                elected at a special            Alliance, Denver, Colorado; Former Executive
1625 Broadway                                   meeting of shareholders         Vice President, First Interstate Bank of Denver.
Suite 2200                                      held on March 21, 1997          Ms. Anstine is currently a Director of the Trust
Denver, CO 80202                                and oversees 7 portfolios       of Colorado, Trustee of the Denver Area
                                                in fund complex.                Council of the Boy Scouts of America, a
                                                                                Director of the Junior Achievement Board and
                                                                                the Colorado Uplift Board, and a member of
                                                                                the Advisory Boards for the Girl Scouts Mile
                                                                                Hi Council and the Hospice of Metro Denver.
                                                                                Formerly, Ms. Anstine served as a Director
                                                                                of ALPS Distributors, Inc., from October
                                                                                1995 to December 1996; Director of
                                                                                HealthONE; a member of the American Bankers
                                                                                Association Trust Executive Committee; and
                                                                                Director of the Center for Dispute
                                                                                Resolution.

INDEPENDENT TRUSTEES

                                                TERM OF OFFICE, LENGTH OF       PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD   TIME SERVED AND NUMBER          YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS         OF PORTFOLIOS OVERSEEN          TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder (72)        Trustee            Edwin B. Crowder was            Mr. Crowder currently operates a marketing
                                                elected at a special meeting    concern with operations in the U. S. and Latin
1625 Broadway                                   of shareholders held            America. He has previously engaged in business
Suite 2200                                      on March 21, 1997 and           pursuits in the restaurant, oil and gas
Denver, CO 80202                                oversees 7 portfolios in        drilling, and real estate development
                                                fund complex.                   industries. Mr. Crowder is a former Director of
                                                                                Athletics and Head Football Coach at the
                                                                                University of Colorado.

Robert E. Lee (68)           Trustee            Robert E. Lee was               Mr. Lee has been a Director of Storage
                                                appointed as a Trustee at       Technology Corporation since 1989 and of
1625 Broadway                                   the December 15, 1998,          Equitable of Iowa since 1981. Mr. Lee was the
Suite 2200                                      meeting of the Board of         Executive Director of The Denver Foundation
Denver, CO 80202                                Trustees and oversees 7         from 1989 to 1996, and is currently the
                                                portfolios in fund              Executive Director of Emeritus. Mr. Lee is also
                                                complex.                        a Director of Meredith Capital Corporation and
                                                                                Source Capital Corporation.

John R. Moran, Jr. (73)      Trustee            John R. Moran was               Mr. Moran is President of The Colorado
                                                elected at a special            Trust, a private foundation serving the health
1625 Broadway                                   meeting of shareholders         and hospital community in the State of
Suite 2200                                      held on March 21, 1997          Colorado. An attorney, Mr. Moran was formerly
Denver, CO 80202                                and oversees 7 portfolios       a partner with the firm of Kutak Rock
                                                in fund complex.                & Campbell in Denver, Colorado and a member
                                                                                of the Colorado House of Representatives.
                                                                                Currently, Mr. Moran is a member of the
                                                                                Board of Directors and Treasurer of
                                                                                Grantmakers in Health; a Director of the
                                                                                Conference of Southwest Foundations; a
                                                                                member of the Treasurer's Office Investment
                                                                                Advisory Committee for the University of
                                                                                Colorado; a Trustee of the Robert J. Kutak
                                                                                Foundation; Director of the Colorado
                                                                                Wildlife Heritage Foundation; and a member
                                                                                of the Alumni Council of the University of
                                                                                Denver College of Law.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

                       THIS PAGE INTENTIONALLY LEFT BLANK

THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

INVESTMENT ADVISER
Tempest Investment Counselors, Inc.
1380 Lawrence Street
Suite 1050
Denver, Colorado 80204

ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
1625 Broadway
Suite 2200
Denver, Colorado 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway
Suite 2200
Denver, Colorado 80202

LEGAL COUNSEL
Davis Graham & Stubbs LLP
1550 Seventeenth Street
Suite 500
Denver, Colorado  80202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
555 Seventeenth Street
Suite 3600
Denver, Colorado 80202

CUSTODIAN
Fifth Third Bank, N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595 OR VISIT www.aristata.com

[ALPS DISTRIBUTORS, INC. LOGO]

[ARISTATA(SM) MUTUAL FUNDS LOGO]
A CLASS ABOVE


[GRAPHIC]


SEMI-ANNUAL REPORT
OCTOBER 31, 2003

Item 2.  CODE OF ETHICS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A

Item 6.  [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

N/A

Item 8.  [RESERVED]

Item 9.  CONTROLS AND PROCEDURES

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. EXHIBITS

(a)(1) Form N-CSR disclosure requirement not yet effective with respect to the registrant.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert and Ex-99.906Cert

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:    /s/Edmund Burke
       ---------------
       Edmund Burke
       President

Date:  January 7, 2004

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/Edmund Burke
       ---------------
       Edmund Burke
       President

Date:  January 7, 2004

By:    /s/Jeremy O. May
       ----------------
       Jeremy O. May
       Treasurer

Date:  January 7, 2004